JOHN HANCOCK FUNDS II
Statement of Additional Information
April 30, 2010, as supplemented June 18, 2010
Lifestyle Aggressive Portfolio

Class	A	B	C	R1	R3	R4	R5	1	5
Ticker Symbol	JALAX	JBLAX	JCLAX	JPLAX	JRLAX	JSLAX	JTLAX	JILAX
Lifestyle Balanced Portfolio

Class	A	B	C	R1	R3	R4	R5	1	5
Ticker Symbol	JALBX	JBLBX	JCLBX	JPLBX	JRLBX	JSLBX	JTLBX	JILBX	—
Lifestyle Conservative Portfolio

Class	A	B	C	R1	R3	R4	R5	1	5
Ticker Symbol	JALCX	JBLCX	JCLCX	JPLCX	JRLCX	JSLCX	JTLCX	JILCX
Lifestyle Growth Portfolio

Class	A	B	C	R1	R3	R4	R5	1	5
Ticker Symbol	JALGX	JBLGX	JCLGX	JPLGX	JRLGX	JSLGX	JTLGX	JILGX	—
Lifestyle Moderate Portfolio

Class	A	B	C	R1	R3	R4	R5	1	5
Ticker Symbol	JALMX	JBLMX	JCLMX	JPLMX	JRLMX	JSLMX	JTLMX	JILMX	—
Retirement Distribution Portfolio

Class	A
Ticker Symbol	JRDAX
Retirement Rising Distribution Portfolio

Class	A
Ticker Symbol	JRRAX
This Statement of Additional Information (“SAI”) provides information about the series of John Hancock Funds II (“JHF II” or the “Trust”) listed above (each a “Portfolio”). Each Portfolio is a “fund of funds” that invests in a number of other affiliated underlying funds of JHF II and may also invest in other funds for which the JHF II investment adviser or any of its affiliates serves as investment adviser (each an “Affiliated Underlying Fund”). The Portfolios may also invest in funds whose adviser is not the same as, or affiliated with, the JHF II investment adviser (“Nonaffiliated Underlying Funds”) (collectively, Affiliated Underlying Funds and Nonaffiliated Underlying Funds are “Underlying Funds”). The information in this SAI is in addition to the information that is contained in the Portfolios’ prospectuses dated April 30, 2010 (collectively, the “Prospectuses”).
This SAI is not a prospectus. It should be read in conjunction with the Prospectuses. The annual shareholder reports of the Portfolios for the fiscal year ended December 31, 2009 are incorporated by reference into this SAI. Copies of the Prospectuses and shareholder reports can be obtained free of charge by contacting:
John Hancock Signature Services, Inc.
P.O. Box 9510
Boston, MA 02205-5913
1-(800)-225-5291
www.jhfunds.com

ORGANIZATION OF JOHN HANCOCK FUNDS II
JHF II was organized on June 28, 2005 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Portfolios is a diversified series of JHF II.
John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”) is the investment adviser to JHF II and each of the Portfolios. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily as John Hancock in the United States, the group offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$439.6 billion (US$420.0 billion) as of December 31, 2009.

MFC trades as ‘MFC’ on the Toronto Stock Exchange, New York Stock Exchange and Philippine Stock Exchange, and under ‘0945’ on the Stock Exchange of Hong Kong. MFC can be found on the Internet at www.manulife.com.
INVESTMENT POLICIES
The principal strategies and risks of investing in a Portfolio are described in the applicable Prospectus. Unless otherwise indicated in the applicable Prospectus, the investment objective and policies of the Portfolios may be changed without shareholder approval. Each Portfolio may invest in the types of instruments described below, unless otherwise indicated in the applicable Prospectus.
Retirement Distribution Portfolios: Each of the Retirement Distribution Portfolio and Retirement Rising Distribution Portfolio (the “Retirement Distribution Portfolios”) seeks to provide a targeted (non-guaranteed) quarterly distribution as described in the Prospectus. Each of these Portfolios has applied for an order from the Securities and Exchange Commission (the “SEC”) granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Portfolio to include realized long-term capital gains as a part of its regular distributions to shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There can be no assurance as to when or whether the SEC will grant such relief. As a result, neither of the Retirement Distribution Portfolios currently expects that it will be in a position to include long-term capital gains in Portfolio distributions more frequently than is permitted under the 1940 Act in the absence of such an exemptive order.
Conversion of Debt Securities
In the event debt securities held by a Portfolio are converted to or exchanged for equity securities, the Portfolio may continue to hold such equity securities.
Money Market Instruments
Money market instruments (and other securities as noted under each Portfolio description) may be purchased for temporary defensive purposes. Certain Underlying Funds may also invest in money market instruments when opportunities for capital growth do not appear attractive.
U.S. Government And Government Agency Obligations
U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.
GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association (the “GNMA”), which guarantee is supported by the full faith and credit of the U.S. Government.
U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:
•	Student Loan Marketing Association;

•	Federal Home Loan Banks (“FHLBs”);

•	Federal Intermediate Credit Banks; and

•	Federal National Mortgage Association (“Fannie Mae”).
U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Fannie Mae, FHLBs and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.
No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. In 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.
Municipal Obligations
Municipal Bonds. Municipal bonds are issued to obtain funding for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadviser in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.
Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.
Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.
Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.
Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.
The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Investors Service (“Fitch”) represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix A for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.
Canadian and Provincial Government and Crown Agency Obligations
Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.
Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown Agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:
•	Export Development Corporation;

•	Farm Credit Corporation;

•	Federal Business Development Bank; and

•	Canada Post Corporation.
In addition, certain Crown Agencies that are not, by law, agents of Her Majesty may issue obligations that, by statute, the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown Agencies that are not, by law, agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown Agencies that are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.
Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.
Provincial Crown Agency Obligations. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“Provincial Crown Agencies”) pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies that are not, by law, agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies that are not agents of Her Majesty and that it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:
•	provincial railway corporation;

•	provincial hydroelectric or power commission or authority;

•	provincial municipal financing corporation or agency; and

•	provincial telephone commission or authority.
Any Canadian obligation acquired will be payable in U.S. dollars.
Certificates Of Deposit, Time Deposits And Bankers’ Acceptances
Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
Time Deposits. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.
Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.
These obligations are not insured by the Federal Deposit Insurance Corporation.
Commercial Paper
Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., “lending”) Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.
The subadviser will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated “Aaa” or “Aa” by Moody’s or “AAA” or “AA” by S&P or Fitch, and which the subadviser has determined present minimal risk of loss. The subadviser will look generally at the financial strength of the issuing company as “backing” for the note and not to any security interest or supplemental source, such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value (“NAV”) is determined. The NAV will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

Corporate Obligations
Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.
Repurchase Agreements
Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a Portfolio to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.
Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.
The subadviser shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadviser’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Adviser also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:
•	Federal Reserve System member bank;

•	primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division; or

•	broker/dealer, which reports U.S. Government securities positions to the Federal Reserve Board.
A Portfolio also may participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet applicable Adviser and/or subadviser creditworthiness requirements.
The Adviser and the subadviser will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.
The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A Portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.
Foreign Repurchase Agreements
Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a Portfolio may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S.

markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Market Events
Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship (see “Investment Policies — U.S. Government and Government Agency Obligations - U.S. Instrumentality Obligations”), the bankruptcy filings of Lehman Brothers, Chrysler and General Motors, the sale of Merrill Lynch to Bank of America, the U.S. Government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.
In addition to the unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market volatility may have an adverse effect on the Portfolios.
OTHER INSTRUMENTS
The following discussion provides an explanation of some of the other instruments in which certain Underlying Funds may directly invest consistent with their investment objectives and policies. In addition, the Portfolios may invest in certain of these instruments, as described in the Prospectuses under “Fund details — Other permitted investments.” In this section, unless otherwise noted, the Underlying Funds and the Portfolios are referred to as “portfolios.”
Warrants
Warrants may trade independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
Reverse Repurchase Agreements
Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio’s NAV per share. A portfolio will cover its repurchase agreement transactions by segregating cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

Investments in Creditors’ Claims
Creditors’ claims in bankruptcy (“Creditors’ Claims”) are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors’ Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.
Sellers of Creditors’ Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditor’s Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.
Creditors’ Claims may be purchased directly from a creditor although most are purchased through brokers. Creditors’ Claims can be sold as a single claim or as part of a package of claims from several different bankruptcy filings. Purchasers of Creditors’ Claims may take an active role in the reorganization process of the bankrupt company and, in certain situations where the Creditors’ Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.
Although Creditors’ Claims can be sold to other investors, the market for Creditors’ Claims is not liquid and, as a result, a purchaser of a Creditors’ Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors’ Claim, especially in the case of unsecured claims.
Mortgage Securities
Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio that invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.
In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.
Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:
•	one-year, three-year and five-year constant maturity Treasury Bill rates;

•	three-month or six-month Treasury Bill rates;

•	11th District Federal Home Loan Bank Cost of Funds;

•	National Median Cost of Funds; or

•	one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”) and other market rates.
During periods of increasing rates, a portfolio will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities held by the portfolio would likely decrease. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a portfolio’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.
Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:
•	mortgage bankers;

•	commercial banks;

•	investment banks;

•	savings and loan associations; and

•	special purpose subsidiaries of the foregoing.
Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A portfolio will not limit its investments in mortgage securities to those with credit enhancements.
Collateralized Mortgage Obligations (“CMOs”). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.
CMOs purchased by a portfolio may be:
(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;
(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or
(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.
Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Separately traded interest components of securities may be issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.
Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolios invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a Portfolio’s net assets. See “Additional Investment Policies.”
Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investor’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the investor may fail to fully recoup its initial investment in these securities even if the securities are rated highly.
As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectuses and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, is expected to contribute to a portfolio’s relatively stable NAV.
Similar securities such as Super Principal Only (“SPO”) and Levered Interest Only (“LIO”) are more volatile than POs and IOs. Risks associated with instruments such as SPOs are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOettes (a.k.a. “high coupon bonds”) are similar in nature to those associated with IOs. Other similar instruments may develop in the future.
Under the Internal Revenue Code of 1986, as amended (the “Code”), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a portfolio.
Inverse Floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a portfolio invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a Portfolio’s net assets. See “Additional Investment Policies.”
Inverse floaters are derivative mortgage securities that are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.
Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under “Asset-Backed Securities.”
Asset-Backed Securities
The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.
Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than that of mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, the portfolio’s ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in its prospectus, a portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Fitch or Aa or better by Moody’s.
As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. A portfolio will not limit its investments in asset-backed securities to those with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “Additional Investment Policies.”
Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:
•	liquidity protection; and

•	default protection.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
Some examples of credit support include:
•	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

•	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

•	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).
The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.
The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.
Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. In the case of all CBO or CLO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than those of tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds and/or Portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Zero Coupon Securities, Deferred Interest Bonds And Pay-In-Kind Bonds
Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.
Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.
Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Additional Investment Policies.”
Tax Considerations. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Loans And Other Direct Debt Instruments
A portfolio may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a portfolio supply additional cash to a borrower on demand.
High Yield (High Risk) Domestic Corporate Debt Securities
High yield U.S. corporate debt securities include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates, except bank loans, which usually have floating rates. Bonds also may have variable rates of interest or debt securities, which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).
The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.
Brady Bonds
Brady Bonds are debt securities issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, investments in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan are available.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:
•	the exchange of outstanding commercial bank debt for bonds issued at 100% of face value, which carry a below-market stated rate of interest (generally known as par bonds);

•	bonds issued at a discount from face value (generally known as discount bonds);

•	bonds bearing an interest rate which increases over time; and

•	bonds issued in exchange for the advancement of new money by existing lenders.
Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a portfolio investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.
Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the “IMF”), the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.
A portfolio may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a portfolio invests are likely to be acquired at a discount.
Sovereign Debt Obligations
Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations.

Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, may also impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the Funds.
Indexed Securities
Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Hybrid Instruments
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (“Hybrid Instruments”).
Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:
•	prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”); or

•	an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”).
Hybrid Instruments may take a variety of forms, including, but not limited to:
•	debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

•	preferred stock with dividend rates determined by reference to the value of a currency; or

•	convertible securities with the conversion terms related to a particular commodity.
Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.
One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investor could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.
The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of a portfolio may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.
Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See “Hedging and Other Strategic Transactions” for a description of certain risks associated with investments in futures, options, and forward contracts.
Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.
Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.
Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter (“OTC”) market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor.

Lack of U.S. Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (“SEC”), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.
Depositary Receipts
Securities of foreign issuers may include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, and International Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” and “IDRs,” respectively). Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.
ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities.
Securities of foreign issuers also include EDRs, GDRs, and IDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs, and IDRs are not necessarily quoted in the same currency as the underlying security.
Variable And Floating Rate Obligations
Investments in floating or variable rate securities normally will involve industrial development or revenue bonds, which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank. In addition, a bondholder can demand payment of the obligations on behalf of the investing portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the investor through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.
Exchange Traded Funds (“ETFs”)
A portfolio may invest in ETFs. These are a type of investment company bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees which increase their costs. In addition, there is the risk that an ETF may fail to closely track the index that it is designed to replicate.
ADDITIONAL INVESTMENT POLICIES
The following provides a more detailed explanation of some investment policies of the Underlying Funds. These policies also may apply to the Portfolios to the extent that they invest in the instruments described in the Prospectuses under “Fund details — Other permitted investments.” In this section, otherwise noted, the Underlying Funds and the Portfolios are referred to as “portfolios.”

Lending Securities
A portfolio may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such portfolio’s total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.
A portfolio anticipates that securities will be loaned only under the following conditions:
(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;
(2) the loan must be made in accordance with NYSE rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and
(3) a portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.
As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Cash collateral may be invested by the portfolio in a privately offered registered investment company advised by MFC Global Investment Management (U.S.) LLC (“MFC Global”) that is part of the same group of investment companies as the portfolio and that is offered exclusively to portfolios in the same group of investment companies. Investment of cash collateral offers the opportunity for the portfolio to profit from income earned by this collateral pool, but also the risk of loss, should the value of the portfolio’s shares in the collateral pool decrease below their initial value.
When-Issued Securities/Forward Commitments
A portfolio may purchase or sell debt or equity securities on a “when-issued,” delayed-delivery, or “forward commitment” basis. When-issued, delayed-delivery or forward-commitment transactions involve a commitment to purchase or sell securities at a predetermined price or yield in which payment and delivery take place after the customary settlement for such securities (which is typically one month or more after trade date). When purchasing securities in one of these types of transactions, payment for the securities is not required until the delivery date, however, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be delivered. When a portfolio has sold securities pursuant to one of these transactions, it will not participate in further gains or losses with respect to that security. At the time of delivery, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.
Under normal circumstances, a portfolio purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. Forward contracts may settle in cash between the counterparty and a portfolio or by physical settlement of the underlying securities, and the portfolio may renegotiate or roll over a forward commitment transaction. In general, a portfolio does not pay for the securities, or start earning interest on them, or deliver or take possession of securities until the obligations are scheduled to be settled. In such transactions, no cash changes hands on the trade date, however, if the transaction is collateralized, the exchange of margin may take place between the portfolio and the counterparty according to an agreed-upon schedule. A portfolio does, however, record the transaction and reflect the value each day of the securities in determining its NAV.
While awaiting settlement of the obligations purchased or sold on such basis, a portfolio will maintain on its records liquid assets consisting of cash, liquid high quality debt obligations or other assets equal to the amount of the commitments to purchase or sell when-issued, delayed-delivery or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward commitment securities.
Mortgage Dollar Rolls
Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. The portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A portfolio also may be compensated by receipt of a commitment fee. A portfolio may only enter into “covered rolls.” A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction or for which a portfolio maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a portfolio may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio’s NAV per share.
Illiquid Securities
No portfolio (except John Hancock Money Market Fund, an Affiliated Underlying Fund that is a series of John Hancock Current Interest (the “Money Market Fund”)) may invest more than 15% (5% for the Money Market Fund) of its net assets in securities that are not readily marketable (“illiquid securities”). The Money Market Fund may not invest more than 5% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a portfolio may be forced to sell them at a discount from the last offer price.
Illiquid securities may include, but are not limited to: (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) time deposits maturing in more than seven calendar days; and (d) securities of new and early stage companies whose securities are not publicly traded.
Rule 144A Securities are excluded from the limitation on illiquid securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933, as amended (“1933 Act”), or other exemptions from the registration requirements of the 1933 Act may be excluded from the 5% or 15% limitation on illiquid securities. The subadviser decides, subject to the oversight of the relevant portfolio’s Board, whether securities sold pursuant to Rule 144A are readily marketable for purposes of the portfolio’s investment restriction. The subadviser also will monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent that Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.
Section 4(2) Commercial Paper is excluded from the limitation on illiquid securities. The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under federal securities law, and is generally sold to institutional investors, such as the Money Market Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors, like the Money Market Fund, through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund’s subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity. The Money Market Fund intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Fund’s subadviser will monitor the liquidity of Section 4(2) commercial paper held by the Money Market Fund, subject to the Trustees’ oversight.

Short Sales
A portfolio may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale “against-the-box”).
A portfolio may also sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the portfolio replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that: (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.
Investment In Other Investment Companies
A portfolio may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, and open-end investment companies) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian and the subadviser.
Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded OTC or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.
Loan Participations And Assignments
Loan participations are loans or other direct debt instruments that are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a portfolio generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and the portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a portfolio purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a portfolio could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the portfolio could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.
Investments in loans and loan participations will subject a portfolio to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or of the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder the portfolio’s ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the subadviser believes to be a fair price.
Corporate loans that a portfolio may acquire, or in which the portfolio may purchase a loan participation, are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.
Certain of the loan participations or assignments acquired by a portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the portfolio to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
The borrower of a loan in which a portfolio holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a portfolio derives interest income will be reduced. The effect of prepayments on a portfolio’s performance may be mitigated by the receipt of prepayment fees, and the portfolio’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.
A portfolio may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, LIBOR or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to a portfolio as the floating rate instruments adjust to the new levels of interest rates. In a rising base rate environment, income generation will generally increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.
Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (i.e., a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution’s employment as an agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a portfolio were determined to be subject to the claims of the agent’s general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Index-Related Securities (“Equity Equivalents”)
A portfolio may invest in certain types of securities that enable investors to purchase or sell shares in a basket of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others DIAMONDS (interests in a basket of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or S&P’s Depository Receipts (interests in a basket of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities compromising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a portfolio’s assets across a broad range of securities.
To the extent that a portfolio invests in securities of other investment companies, including Equity Equivalents, portfolio shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a portfolio invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a portfolio’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a portfolio.

Fixed Income Securities
Investment grade bonds are rated at the time of purchase in the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), such as those rated Aaa, Aa, A and Baa by Moody’s or AAA, AA, A and BBB by S&P or Fitch. Obligations rated in the lowest of the top four rating categories (such as Baa by Moody’s or BBB by S&P or Fitch) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a portfolio. In addition, it is possible that Moody’s, S&P, Fitch and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a portfolio, although the subadviser will consider these events in determining whether it should continue to hold the securities.
Market Capitalization Weighted Approach
A portfolio’s structure may involve market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by the subadviser, for a variety of factors. A portfolio may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the portfolio. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.
Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management); (ii) treasury shares; or (iii) shares subject to foreign ownership restrictions.
Deviation from market capitalization weighting also will occur because the subadviser generally intends to purchase in round lots. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a portfolio’s assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting.
Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the subadviser will prepare a list of companies whose stock is eligible for investment by the portfolio. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of a portfolio change in value sufficiently to be excluded from the requirement for eligible securities but not by a sufficient amount to warrant their sale.
Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the subadviser may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries will likely vary from their weighting in published international indices.

Diversified
Definition of Diversified. A diversified portfolio, as to at least 75% of the value of its total assets, generally may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.
RISK FACTORS
The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectuses, by owning shares of the Underlying Funds, each Portfolio indirectly invests in the securities and instruments held by the Underlying Funds and bears the risks related to these investments. To the extent that a Portfolio invests in securities or instruments directly, the Portfolio will be subject to the same risks. In this section, otherwise noted, the Underlying Funds and the Portfolios are referred to as “portfolios.”
Collateralized Debt Obligations
The risks of an investment in a CDO depend largely on the quality of the collateral and the tranches of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a portfolio as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for treatment as a liquid security. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectuses (i.e., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to meet the CDO’s obligations to make interest or other payments; and (ii) the quality of the collateral assets may decline or the obligors of those assets may default. In addition, the complex structure of the CDO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. A portfolio may invest in CDO tranches that are subordinate to other tranches and, therefore, receive payments only after the obligations of the more senior tranches have been satisfied.
Equity Securities
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even portfolios that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.
Fixed-Income Securities
Fixed-income securities are generally subject to two principal types of risks: (a) interest rate risk; and (b) credit quality risk.
Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the portfolio’s investments. Portfolios that may invest in lower rated fixed-income securities are riskier than portfolios that may invest in higher rated fixed-income securities.
Hybrid Instruments
The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See “Hedging and Other Strategic Transactions” for a description of certain risks associated with investments in futures, options, and forward contracts.
Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.
Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.
Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter (“OTC”) market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor, which the portfolio would have to consider and monitor.
Lack of U.S. Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a portfolio that invests in such instruments.
Investment Grade Fixed-Income Securities In The Lowest Rating Category
Investment grade fixed-income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P or Fitch and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.
Lower Rated Fixed-Income Securities
Lower rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P or Fitch). The principal risks of investing in these securities are as follows:
Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.
Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
Dependence on Subadviser’s Own Credit Analysis. While a subadviser to a portfolio may rely on ratings by established credit rating agencies, it may also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher rated securities.
Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities.
Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.
Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.
Small and Medium Size Companies
Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group.

Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.
Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio’s investments to decrease if it needs to sell such securities when there are few interested buyers.
Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.
Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.
Medium Size Companies. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.
Foreign Securities
Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the portfolio could still lose money.
Political and Economic Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause the portfolio’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a portfolio from selling its investment and taking the money out of the country.
Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions that may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, the portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period, or the exchange rate to convert the assets into U.S. dollars could worsen.
Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.
Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause a portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.
Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, the subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

Investment Company Securities
A portfolio may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such funds’ portfolio securities.
Fund of Funds Risk Factors
Each Portfolio is a fund of funds and may invest in shares of the Underlying Funds. The following discussion provides information on the risks of investing in a fund of funds.
As permitted by Section 12 of the 1940 Act, the Portfolios invest in Underlying Funds and may reallocate or rebalance assets among the Underlying Funds.
From time to time, one or more of the Portfolios may experience relatively large redemptions or investments due to reallocations or rebalancings of its assets (“Rebalancings”), as effected by its subadviser, MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”). Shareholders should note that Rebalancings may affect the Underlying Funds. The Underlying Funds that are subject to redemptions by a Portfolio may find it necessary to sell securities; and the Underlying Funds that receive additional cash from a Portfolio will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when a Portfolio owns, redeems, or invests in, a substantial portion of an Underlying Fund. Rebalancings could affect the Underlying Funds, which could adversely affect their performance and, therefore, the performance of the Portfolios.
Both the Adviser and MFC Global (U.S.A.) will monitor the impact of Rebalancings on the Portfolios and the Affiliated Underlying Funds and attempt to minimize any such adverse impact, consistent with pursuing the investment objective of the relevant Portfolios. However, there is no guarantee that the Adviser and MFC Global (U.S.A.) will be successful in doing so.
Possible Adverse Effects of Rebalancings on the Underlying Funds includes:
1. The Underlying Funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.
2. Rebalancings may increase brokerage and/or other transaction costs of the Underlying Funds.
3. When a Portfolio owns a substantial portion of an Underlying Fund, a large redemption by the Portfolio could cause the Portfolio’s expenses to increase and could result in its investment portfolio becoming too small to be economically viable.
4. Rebalancings could accelerate the realization of taxable capital gains by the Underlying Funds subject to large redemptions, if sales of the Funds’ securities result in capital gains.
Both the Portfolios and the Affiliated Underlying Funds are managed by the Adviser. Also, both the Portfolios and many of the Affiliated Underlying Funds are subadvised by MFC Global (U.S.A.), which is an affiliate of the Adviser. Shareholders should note that the Adviser has the responsibility to oversee and monitor both the Portfolios and the Affiliated Underlying Funds, and MFC Global (U.S.A.) has the responsibility to manage the assets of both the Portfolios and the Affiliated Underlying Funds that it manages. The Adviser and MFC Global (U.S.A.) will monitor the impact of Rebalancings on the Affiliated Underlying Funds and attempt to minimize any adverse effect of the Rebalancings on such Underlying Funds, consistent with pursuing the investment objective of the relevant Portfolios. With respect to Rebalancings, Portfolio shareholders also should note that MFC Global (U.S.A.), as the subadviser to both the Portfolios and certain of the Affiliated Underlying Funds, may appear to have incentive to allocate more Portfolio assets to those Affiliated Underlying Funds that it subadvises. However, the Adviser believes it has no financial incentive to do so, since the net amount of advisory fee retained after payment of the subadvisory fee is the same for all Affiliated Underlying Funds, although the Adviser’s ultimate controlling parent, MFC, may appear to have an incentive to do so since it also controls MFC Global (U.S.A.). The Adviser will monitor MFC Global (U.S.A.)’s allocation of each Portfolio’s assets to the Affiliated Underlying Funds to attempt to ensure that assets are not allocated to other MFC Global (U.S.A.)-subadvised funds, unless it is in the best interests of the Portfolio to do so.
Stripped Securities
Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Mortgage-Backed and Asset-Backed Securities
Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a portfolio and not the purchase of shares of the portfolio.
Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.
When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a portfolio’s mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.
When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.
The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if a portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a portfolio have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations (“CMOs”). CMOs are mortgage-backed securities issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.
Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.
Securities Linked to the Real Estate Market
Investing in securities of companies in the real estate industry subjects a portfolio to the risks associated with the direct ownership of real estate. These risks include:
•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage portfolios;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	change in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants; and

•	changes in interest rates.
Therefore, for a portfolio investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the portfolio’s shares may change at different rates compared to the value of shares of a portfolio with investments in a mix of different industries.
Securities of companies in the real estate industry include real estate investment trusts (“REITs”), including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Companies” for a discussion of the risks associated with investments in these companies.
Industry or Sector Investing
When a portfolio’s investments are concentrated in a particular industry or sector of the economy, they are not as varied as the investments of most mutual funds and are far less varied than the broad securities markets. This means that concentrated portfolios tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a portfolio that concentrates its investments in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.
Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings, which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any portfolio that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other portfolios that invest primarily in small company securities.
Financial Services Industry. A portfolio investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital portfolios. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.
Utilities. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.
Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.
Initial Public Offerings (“IPOs”)
A portfolio or Underlying Fund may invest a portion of its assets in shares of IPOs, consistent with its investment objectives and policies. IPOs may have a magnified impact on the performance of a portfolio with a small asset base. The impact of IPOs on a portfolio’s performance likely will decrease as the portfolio’s asset size increases, which could reduce the portfolio’s returns. IPOs may not be consistently available to a portfolio for investment, particularly as the portfolio’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a portfolio may hold IPO shares for a very short period of time. This may increase the portfolio’s turnover and may lead to increased expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
U.S. Government Securities
A portfolio may invest in U.S. government securities are issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by GNMA.

Securities that are only supported by the credit of the issuing agency or instrumentality include those issued by Fannie Mae, the FHLBs and the Freddie Mac.
High Yield (High Risk) Securities
General. A portfolio may invest in high yield (high risk) securities, consistent with its investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.
Interest Rate Risk. To the extent that a portfolio invests primarily in fixed-income securities, the NAV of the portfolio’s shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income portfolio generally rise. Conversely, when interest rates rise, the value of a fixed-income portfolio will decline.
Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.
These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit portfolios that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a portfolio is not able to obtain precise or accurate market quotations for a particular high yield debt security, it will be more difficult for the subadviser to value the portfolio’s investments.
Less liquid secondary markets may also affect a portfolio’s ability to sell securities at their fair value. A portfolio may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio’s assets invested in illiquid securities may increase.
Non-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.
In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
Non-Investment Grade Foreign Sovereign Debt Securities. Investing in non-investment grade foreign sovereign debt securities will expose a portfolio to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced

(and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.
The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:
•	the obligor’s balance of payments, including export performance;

•	the obligor’s access to international credits and investments;

•	fluctuations in interest rates; and

•	the extent of the obligor’s foreign reserves.
Obligor’s Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.
Obligor’s Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties’ lending commitments, thereby further impairing the obligor’s ability or willingness to service its debts on time.
Obligor’s Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates, which are adjusted based upon international interest rates.
Obligor’s Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.
The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a portfolio holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.
Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:
•	reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

•	obtaining new credit to finance interest payments.
Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit that may adversely affect the portfolio’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Securities in the Lowest Rating Categories. Certain debt securities in which a portfolio may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody’s, S&P or Fitch. These securities are rated Caa or lower by Moody’s or CCC or lower by S&P or Fitch. These securities are considered to have the following characteristics:
•	extremely poor prospects of ever attaining any real investment standing;

•	current identifiable vulnerability to default;

•	unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

•	are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

•	are default or not current in the payment of interest or principal.
Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a portfolio with a commensurate effect on the value of the portfolio’s shares.
HEDGING AND OTHER STRATEGIC TRANSACTIONS
In this section, otherwise noted, the Underlying Funds and the Portfolios are referred to as “portfolios.”
Hedging refers to protecting against possible changes in the market value of securities that a portfolio already owns or plans to buy or protecting unrealized gains in the portfolio. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used by a portfolio, consistent with its investment objectives and policies, are described below:
•	exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments;

•	financial futures contracts (including stock index futures);

•	interest rate transactions*;

•	currency transactions**;

•	swaps (including interest rate, index, equity, credit default swaps and currency swaps); and

•	structured notes, including hybrid or “index” securities.

*	A portfolio’s interest rate transactions may take the form of swaps, caps, floors and collars.

**	A portfolio’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.
Hedging and Other Strategic Transactions may be used for the following purposes:
•	to attempt to protect against possible changes in the market value of securities held or to be purchased by a portfolio resulting from securities markets or currency exchange rate fluctuations;

•	to protect a portfolio’s unrealized gains in the value of its securities;
•	to facilitate the sale of a portfolio’s securities for investment purposes;
•	to manage the effective maturity or duration of a portfolio’s securities;
•	to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or
•	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Because of the uncertainties under the federal tax laws as to whether income from commodity-linked derivative instruments would constitute “qualifying income” to a regulated investment company, no Fund is permitted to invest in such instruments unless the subadviser obtains prior written approval from the Trust’s Chief Compliance Officer (the “CCO”). The CCO, as a member of the Complex Securities Committee evaluates with the committee the appropriateness of the investment.
General Characteristics of Options
Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under “Use of Segregated and Other Special Accounts.”
Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a portfolio the right to sell the instrument at the option exercise price.
If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A Portfolio will not sell put options if, as a result, more than 50% of the Portfolio’s assets would be required to be segregated to cover its potential obligations under put options, other than those with respect to futures contracts.
Risk of Selling Put Options. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.
Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A portfolio’s purchase of a call option on an underlying instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.
Partial Hedge or Income to the Portfolio. If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio’s income. Similarly, the sale of put options can also provide gains.
Covering of Options. All call options sold by a portfolio must be “covered” (that is, the portfolio must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).
Risk of Selling Call Options. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose it during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example but is also applicable to other similar financial intermediaries.
OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under “Eurodollar Instruments”) are cash settled for the net amount, if any, by which the option is “in-the-money” at the time the option is exercised. “In-the-money” means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A portfolio’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:
•	insufficient trading interest in certain options;
•	restrictions on transactions imposed by an exchange;
•	trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;
•	interruption of the normal operations of the OCC or an exchange;
•	inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or
•	a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.
OTC Options. OTC options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.
Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the SEC’s staff, OTC options purchased by a portfolio and the amount of the portfolio’s obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Types of Options That May Be Purchased. A portfolio may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.
Each Portfolio reserves the right to invest in options on instruments and indices that may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.
General Characteristics of Futures Contracts and Options on Futures Contracts
A portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:
•	as a hedge against anticipated interest rate, currency or market changes;
•	for duration management;
•	for risk management purposes; and
•	to gain exposure to a securities market.
Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.
With respect to futures contracts that are not legally required to “cash settle,” a portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” such as Eurodollar, UK 90 day and Euribor futures; however, a portfolio is permitted to set aside or earmark liquid assets in an amount equal to the portfolio’s daily marked to market (net) obligation, if any, (in other words, the portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a portfolio will have the ability to employ such futures contracts to a greater extent than if the portfolio were required to segregate assets equal to the full market value of the futures contract.
Use Will Be Consistent with Applicable Regulatory Requirements. A portfolio’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.
Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.
Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.
Value of Futures Contracts Sold by a Portfolio. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio’s securities.

Stock Index Futures
Definition. A stock index futures contract (an “Index Future”) is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.
Uses of Index Futures. Below are some examples of how Index Futures may be used:
•	In connection with a portfolio’s investment in common stocks, the portfolio may invest in Index Futures while the subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.
•	A portfolio may also invest in Index Futures when the subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio’s pending investment in such stocks when they do become available.
•	Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit the portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security), which may result from increases or decreases in positions already held by the portfolio.
•	A portfolio may also invest in Index Futures in order to hedge its equity positions.
Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes, including gaining exposure to a particular securities market. None of the portfolios will act as a “commodity pool” (i.e., a pooled investment vehicle, which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).
Options on Securities Indices and Other Financial Indices (“Options on Financial Indices”)
A portfolio may purchase and sell call and put options on securities indices and other financial indices (“Options on Financial Indices”). In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.
Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement. By purchasing or selling Options on Financial Indices, a portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.
Yield Curve Options
A portfolio may also enter into options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Yield curve options may be used for the same purposes as other options on securities. Specifically, a portfolio may purchase or write such options for hedging purposes. For example, a portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a portfolio will be “covered.” A call (or put) option is covered if a portfolio holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the portfolio’s net liability under the two options. Therefore, a portfolio’s liability for such a covered option is generally limited to the difference between the amounts of the portfolio’s liability under the option written by the portfolio less the value of the option held by it. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.
Currency Transactions
A portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:
•	forward currency contracts;
•	exchange-listed currency futures contracts and options thereon;
•	exchange-listed and OTC options on currencies; and
•	currency swaps.
A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements.” A portfolio may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.
A portfolio’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A portfolio also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.
A portfolio may also engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a portfolio and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the portfolio and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inceptions of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
When a portfolio enters into a non-deliverable forward transaction, the portfolio will segregate liquid assets in an amount not less than the value of the portfolio’s net exposure to such non-deliverable forward transactions. If the additional segregated assets decline in value or the amount of the portfolio’s commitment increases because of changes in currency rates, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the portfolio’s commitments under the non-deliverable forward agreement.
Since a portfolio generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the portfolio will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the portfolio will succeed in pursuing contractual remedies. The portfolio thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a portfolio could sustain losses on the non-deliverable forward transaction. A portfolio’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
Transaction Hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio’s securities or the receipt of income from them.
Position Hedging. Position hedging involves entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.
Cross Hedging. A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has, or expects to have, exposure.
Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio’s securities denominated in linked currencies.
Risk of Currency Transactions. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under “Risk Factors.” If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”
Combined Transactions
A portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a portfolio will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio’s objective.

Swap Agreements and Options on Swap Agreements
Among the hedging and other strategic transactions into which a portfolio may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent that a portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A portfolio may also enter into options on swap agreements (“swap options”).
A portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible are reasons to enter into a swap transaction.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a portfolio’s investment objectives and general investment polices, the portfolio may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a portfolio may be required to pay a higher fee at each swap reset date.
A portfolio may also enter into a Swap Option, which is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A portfolio may also write (sell) and purchase put and call Swap Options.
Depending on the terms of the particular option agreement, a portfolio will generally incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the portfolio writes a Swap Option, upon exercise of the option the portfolio will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of a portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a portfolio’s investment restriction concerning senior securities. No Portfolio will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s total assets.

A portfolio may also may be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A portfolio may be either the buyer or seller in the transaction. If a portfolio is a buyer and no credit event occurs, the portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a portfolio would effectively add leverage to the portfolio because, in addition to its total net assets, the portfolio would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the portfolio). In connection with credit default swaps in which a portfolio is the buyer, the portfolio will segregate or “earmark” cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the portfolio’s exposure (any accrued but unpaid net amounts owed by the portfolio to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a portfolio is the seller, the portfolio will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the portfolio). Such segregation or “earmarking” will ensure that the portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the portfolio’s portfolio. Such segregation or “earmarking” will not limit the portfolio’s exposure to loss.
Whether a portfolio’s use of swap agreements or Swap Options will be successful in furthering its investment objective of total return will depend on the subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a portfolio by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a portfolio’s limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio’s interest. A portfolio bears the risk that the subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, an investment, the portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the investment. This could cause substantial losses for the portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.
Many swaps are complex and often valued subjectively. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.
To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.
Eurodollar Instruments
A portfolio may invest in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for lending funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
Risk of Hedging and Other Strategic Transactions
Hedging and Other Strategic Transactions have special risks associated with them, including:
•	possible default by the counterparty to the transaction;
•	markets for the securities used in these transactions could be illiquid; and
•	to the extent the subadviser’s assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the portfolio.
Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio’s NAV, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

Options and Futures Transactions. Options transactions are subject to the following additional risks:
•	option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a portfolio to hold a security it might otherwise sell (in the case of a call option); and
•	options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.
Futures transactions are subject to the following additional risks:
•	The degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio’s position.
•	Futures markets could become illiquid. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.
Although a portfolio’s use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.
Currency Hedging. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:
•	Currency hedging can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.
•	Proxy hedging involves determining the correlation between various currencies. If the subadviser’s determination of this correlation is incorrect, a portfolio’s losses could be greater than if the proxy hedging were not used.
•	Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.
Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.
Risks of Hedging and Other Strategic Transactions Outside the United States
When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above but could also be adversely affected by:
•	foreign governmental actions affecting foreign securities, currencies or other instruments;
•	less stringent regulation of these transactions in many countries as compared to the United States;
•	the lack of clearing mechanisms and related guarantees in some countries for these transactions;

•	more limited availability of data on which to make trading decisions than in the United States;
•	delays in a portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States;
•	the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
•	lower trading volume and liquidity.
Use of Segregated and Other Special Accounts
Use of extensive hedging and other strategic transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated subcustodian, to the extent that the portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.
In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid asset at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.
Call Options. A call option on securities written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.
Put Options. A put option on securities written by a portfolio will require the portfolio to segregate cash or other liquid assets equal to the exercise price.
OTC Options. OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although the portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.
Currency Contracts. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio’s obligations or to segregate cash or other liquid assets equal to the amount of the portfolio’s obligations.
Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.
Swaps. A portfolio will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a portfolio’s net obligation, if any.
Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the portfolio. In addition, if it holds a futures contracts or forward contract, a portfolio could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other hedging and strategic transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.
Other Limitations
No Portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the Portfolio and the contracts (e.g., the Beta volatility factor). In the alternative, however, a Portfolio could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.
For purposes of this limitation, to the extent that a Portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the Portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.
INVESTMENT RESTRICTIONS
There are two classes of investment restrictions to which JHF II is subject in implementing the investment policies of the Portfolios: (a) fundamental and (b) non-fundamental. Fundamental restrictions may only be changed by a vote of the lesser of; (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board of Trustees of the Trust (the “Board”) without shareholder approval.
When submitting an investment restriction change to the holders of a particular Portfolio’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon if a majority of the outstanding voting securities of the Portfolio vote for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.
Restrictions (1) through restriction (7) are fundamental. Restrictions (8) through (11) are non-fundamental.
Fundamental
A Portfolio may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (2) below may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a Portfolio is specifically excepted by the terms of a restriction:

(1) Concentration. A Portfolio may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2) Borrowing. A Portfolio may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(3) Underwriting. A Portfolio may not engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(4) Real Estate. A Portfolio may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities.
(5) Commodities. A Portfolio may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(6) Loans. A Portfolio may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7) Senior Securities. A Portfolio may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Non-Fundamental
Unless a Portfolio is specifically excepted by the terms of a restriction, each Portfolio will not:
(8) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.
(9) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the Portfolio’s net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation.
(10)	Purchase securities for the purpose of exercising control or management.
(11) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (7)) as security for indebtedness any securities held by the Portfolio, except in an amount of not more than 10% of the value of the Portfolio’s total assets and then only to secure borrowings permitted by restrictions (2) and (9). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.
If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of the relevant Portfolio’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadviser’s assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.
PORTFOLIO TURNOVER
The annual rate of portfolio turnover will normally differ for each Portfolio and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rate can change from year to year due to various factors, including among others, portfolio adjustments made in response to market conditions. The portfolio turnover rates for the Portfolios for the fiscal years ended December 31, 2008 and December 31, 2009 were as follows:

Portfolio	December 2008	December 2009
Lifestyle Aggressive Portfolio	36%	23%
Lifestyle Balanced Portfolio	36%	31%
Lifestyle Conservative Portfolio	33%	24%
Lifestyle Growth Portfolio	37%	26%
Lifestyle Moderate Portfolio	32%	29%
Retirement Distribution Portfolio	16%	38%
Retirement Rising Distribution Portfolio	17%	38%
THOSE RESPONSIBLE FOR MANAGEMENT
The business of JHF II, an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust’s series (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the Portfolios and the Trust’s other series and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHF II are also officers or Directors of the Adviser, or officers or Directors of the principal distributor to the Portfolios, John Hancock Funds, LLC (the “Distributor”). The tables below present certain information regarding the Trustees and officers of JHF II, including their principal occupations. Each Trustee oversees all of the Trust’s series, and some Trustees also oversee other funds in the John Hancock fund complex.
Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust. The business address of each Trustee and officer of the Trust is 601 Congress Street, Boston, Massachusetts 02210-2805.
Independent Trustees

			Number of
			Funds in
	Position(s) Held	Principal Occupation(s) and	Fund Complex
Name (Birth Year)	with Trust	other Directorships During Past 5 Years	Overseen
Charles L. Bardelis (1941)	Trustee (since 2005)	Director, Island Commuter Corp. (Marine Transport).	212

		Trustee of John Hancock Trust (since 1988), and former Trustee of John Hancock Funds III (2005 to 2006).

			Number of
			Funds in
	Position(s) Held	Principal Occupation(s) and	Fund Complex
Name (Birth Year)	with Trust(1)	other Directorships During Past 5 Years	Overseen
Peter S. Burgess (1942)	Trustee (since 2005)	Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent registered public accounting firm) (prior to 1999).	212

		Director of the following publicly traded companies:
		PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).

		Trustee of John Hancock Trust (since 2005), and former Trustee of John Hancock Funds III (2005 to 2006).

Theron S. Hoffman (1947)	Trustee (since 2008)	Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003); Executive Vice President, Thomson Corp. (1997-2000) (financial information publishing).	212

		Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since September 2008).

Hassell H. McClellan (1945)	Trustee (since 2005)	Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984). Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).	212

			Number of
			Funds in
	Position(s) Held	Principal Occupation(s) and	Fund Complex
Name (Birth Year)	with Trust (1)	other Directorships During Past 5 Years	Overseen
James M. Oates (1946)	Trustee (since 2005)	Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997-2006).	212

		Director of the following publicly traded companies:
		Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp (since 1998); Director of the following Mutual Funds:
		Phoenix Mutual Funds (1988-2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).

		Chairman of the Boards of John Hancock Trust and John Hancock Funds II (since 2005).

		Trustee of John Hancock Trust (since 2004), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Steven M. Roberts (1944)	Trustee (since 2008)	Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004). Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since September 2008).	212
Non-Independent Trustees

			Number of
			Funds in
	Position(s) Held	Principal Occupation(s) and	Fund Complex
Name (Birth Year)	with Trust	other Directorships During Past 5 Years	Overseen
James R. Boyle [1] (1959)	Trustee (since 2005)	Senior Executive Vice President, U.S. Division, Manulife Financial Corporation (since 2009), Executive Vice President (1999-2009); President, John Hancock Financial Services; Chairman and Director, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005), John Hancock Funds III (since 2006) and John Hancock Funds (since 2006).	267

Grace K. Fey [2] (1946)	Trustee (since 2008)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).	212

Number of
Funds in
	Position(s) Held	Principal Occupation(s) and	Fund Complex
Name (Birth Year)	with Trust	other Directorships During Past 5 Years	Overseen
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since September 2008).

(1)	Mr. Boyle is an “interested person” (as defined in the 1940 Act) of the Trust due to positions with the Adviser’s affiliates.

(2)	Ms. Fey is an “interested person” (as defined in the 1940 Act) of the Trust due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which subadvises certain series of JHF II and JHT.
Principal Officers who are not Trustees

Position(s) Held
Name (Birth Year)	with the Trust	Principal Occupation(s) During Past 5 Years
Hugh McHaffie (1959)	President (since 2009)	Executive Vice President, U.S. Wealth Management, Manulife Financial Corporation (since 2006, including prior positions); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006); President of John Hancock Trust and John Hancock Funds II (since 2009).

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer (since 2006)	Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC John Hancock Investment Management Services, LLC; John Hancock Funds, LLC (since 2007, including prior positions); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer (since 2005)	Chief Compliance Officer (since 2008), Vice President and Chief Compliance Officer (2005-2008), John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust; Chief Compliance Officer, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Vice President and Chief Compliance Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services and MFC Global (U.S.) (2005-2008); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004).

Michael J. Leary (1965)	Treasurer (since 2009)	Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2007-2009); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007).

John G. Vrysen (1955)	Chief Operating Officer (since 2007)	Senior Vice President, Strategic Initiatives, Manulife Financial Corporation (since 2006), Vice President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC, and John Hancock Funds, LLC

Position(s) Held
Name (Birth Year)	with the Trust	Principal Occupation(s) During Past 5 Years
(since 2005, including other positions); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock Funds and John Hancock Funds III (2007 — 2009).

Charles A. Rizzo (1959)	Chief Financial Officer (since 2007)	Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005).
Additional Information About the Trustees
In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust, as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the funds in a manner consistent with the best interests of the funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.
     Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.
     James R. Boyle — Through his positions as Chairman and Director of the Adviser, position as a senior executive of MFC, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
     Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major independent registered public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.
     Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of another operating company.
     Theron S. Hoffman — As a consultant and as a former executive of an investment management firm, Mr. Hoffman has experience in executive management and corporate operations.

     Hassell H. McClellan — As a professor in the graduate management department of a major university and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.
     James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of two banks. He also has experience as a director of other publicly traded companies and investment companies not affiliated with the Trust. Mr. Oates, an Independent Trustee, serves as the Board’s Chairman.
     Steven M. Roberts — As an economist, former assistant to a Federal Reserve Chairman, and Deputy Director of the Division of Banking Supervision and Regulation of the Federal Reserve, Board, and as a former partner in a major independent registered public accounting firm, Mr. Roberts has experience with economic and monetary policy, federal financial regulation, and accounting.
Duties and Compensation of Trustees
The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met eight times during the latest fiscal year.
The Board has appointed an Independent Trustee as Chairman. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board may also designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Boyle, as Chairman and Director of the Adviser, and senior executive of MFC, the Adviser’s parent company, and of other affiliates of the Adviser, provides the Board with the Adviser’s perspective in managing and sponsoring the funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Committees
The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess and Roberts). Mr. Burgess serves as Chairman of this Committee. The Committee met four times during the Trust’s last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

The Board also has a Nominating Committee composed of all of the Independent Trustees. The Nominating Committee did not meet during the last fiscal year. The Nominating Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in order to be considered by the Nominating Committee.
The Board also has a standing Compliance Committee and three Investment Committees. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to the Trust. The Compliance Committee is composed of the following Trustees: Messrs. McClellan, Oates, and Hoffman, and Ms. Fey). Mr. McClellan serves as Chairman of this Committee. The Compliance Committee met four times during the last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of funds. The Investment Committees are composed of the following Trustees: Investment Committee A: Messrs. Oates and Hoffman; Investment Committee B: Messrs. Bardelis and Roberts; Investment Committee C: Messrs. McClellan, Boyle and Burgess, and Ms. Fey. Messrs. Oates, Bardelis and McClellan serve as Chairmen of Investment Committee A, B and C, respectively. Each Investment Committee met five times during the last fiscal year.
Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.
Risk Oversight
As registered investment companies, the Portfolios and the Trust’s other series (collectively, “funds”) are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the funds’ risk management activities that are implemented by the Adviser, the funds’ Chief Compliance Officer (“CCO”) and other service providers to the funds. The Adviser has primary responsibility for the funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The funds’ subadvisers, subject to oversight of the Adviser, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at their respective firms. The Adviser and the CCO also assist the Board in overseeing compliance with investment policies of the funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
The Adviser identifies to the Board the risks that it believes may affect the funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.
The Board has established three Investment Committees. Each Investment Committee assists the Board in overseeing the significant investment policies of the relevant funds and the performance of their subadvisers. With respect to the funds of funds, the Board as a whole directly oversees the significant investment policies and the performance of the Adviser and the subadvisers. The Adviser monitors these policies and subadviser activities and may recommend changes to each Investment Committee (or the Board as a whole, in cases of funds of funds) in response to subadviser requests or other circumstances. On at least a quarterly basis, each Investment Committee (or the Board as a whole, in cases of funds of funds) reviews reports from the Adviser regarding the relevant funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO regarding subadviser compliance matters. In addition, each Investment Committee (or, in certain cases, the Board as a whole) meets periodically with the portfolio managers of the funds’ subadvisers to receive reports regarding management of the funds.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the funds’ financial reporting. In addition, this Committee oversees the process of each fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the funds’ Pricing Committee (comprised of officers of the Trust).
The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the funds, the Adviser, the subadvisers, and certain of the funds’ other service providers (the distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.
In addressing issues regarding the funds’ risk management between meetings, appropriate representatives of the Adviser communicate with the Chairman of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairman of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.
In addition, in its annual review of the funds’ advisory, sub-advisory and distribution agreements, the Board reviews information provided by the Adviser, the subadvisers and the distributor relating to their operational capabilities, financial condition, risk management processes and resources.
The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Adviser also has its own, independent interest in risk management. In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments. This Committee reports periodically to the Board on risk management matters. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company. John Hancock’s Chief Risk Officer supports the Adviser’s risk management program, and at the Board’s request will report on risk management matters.
Compensation of Trustees and Officers
The following table provides information regarding the compensation paid by JHF II and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. JHF II pays fees only to its Independent Trustees. Each Trustee is reimbursed for travel and other out-of-pocket expenses.
Prior to September 1, 2009, the Independent Trustees and Ms. Fey received an annual retainer of $40,000 and a fee of $4,000 for attendance at meeting of the Trustees that they attended in person. The Chairman of the Board received an additional $30,000 annual retainer. The Chairman of the Audit Committee received an additional $5,000 annual retainer. The Chairman of the Compliance Committee received an additional $2,500 annual retainer.
Effective September 1, 2009, the Independent Trustees and Ms. Fey receive an annual retainer of $50,000 and a fee of $4,000 for attendance at meeting of the Trustees that they attend in person. The Chairman of the Board receives an additional $35,000 annual retainer. The Chairman of the Audit Committee receives an additional $10,000 annual retainer. The Chairman of the Compliance Committee receives an additional $7,500 annual retainer.
Compensation Table (1)

		Total Compensation from
	Total Compensation	JHF II and the John
Name of Trustee	from JHF II	Hancock Fund Complex (2)
Independent Trustees
Charles L. Bardelis	$65,000	$240,000

		Total Compensation from
	Total Compensation	JHF II and the John
Name of Trustee	from JHF II	Hancock Fund Complex (2)
Peter S. Burgess	$72,500	$260,000
Theron S. Hoffman	$65,000	$240,000
Hassell H. McClellan	$68,750	$250,000
James M. Oates	$97,500	$335,000
Steven M. Roberts	$65,000	$240,000
Interested Trustees
James R. Boyle	—	—
Grace K. Fey	$65,000	$240,000

(1)	Compensation received for services as a Trustee. JHF II does not have a pension or retirement plan for any of its Trustees or officers. In addition, JHF II does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may defer his or her fees by electing to have the Adviser invest the fees in one of the Funds in the John Hancock Fund Complex that participates in the Plan.

(2)	There are approximately 262 series in the John Hancock Fund complex.
Trustee Ownership of Shares of the Portfolios
The table below lists the amount of securities of each Portfolio beneficially owned by each Trustee as of December 31, 2009. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:
A — $0
B — $1 up to and including $10,000
C — $10,001 up to and including $50,000
D — $50,001 up to and including $100,000
E — $100,001 or more

	Charles L.	Peter S.	Theron S.	Hassell H.	Steven M.	James M.
Portfolio	Bardelis	Burgess	Hoffman	McClellan	Roberts	Oates
Lifestyle Aggressive Portfolio	A	D	A	A	C	A
Lifestyle Balanced Portfolio	A	D	A	A	E	A
Lifestyle Conservative Portfolio	A	A	A	A	A	A
Lifestyle Growth Portfolio	A	D	A	A	A	A
Lifestyle Moderate Portfolio	A	A	A	A	A	A
Retirement Distribution Portfolio	A	A	A	A	A	A
Retirement Rising Distribution Portfolio	A	A	A	A	A	A
Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	A	E	A	A	E	A

Interested Trustees
	James M.	Grace K.
Portfolio	Boyle	Fey
Lifestyle Aggressive Portfolio	A	A
Lifestyle Balanced Portfolio	A	A
Lifestyle Conservative Portfolio	A	A
Lifestyle Growth Portfolio	A	A
Lifestyle Moderate Portfolio	A	A
Retirement Distribution Portfolio	A	A
Retirement Rising Distribution Portfolio	A	A
Aggregate Dollar Range of Securities in
All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	A	A
SHAREHOLDERS OF THE PORTFOLIOS
As of March 31, 2010, all the Class 1 shares of the Portfolios were held by John Hancock Life Insurance Company (U.S.A.) (“JHLICO U.S.A.”) and John Hancock Life Insurance Company of New York (“JHLICO New York”) on behalf of certain of their separate accounts that are used to fund group annuity contracts issued to qualified retirement plans and that are not registered under the 1940 Act in reliance on the exception provided by Section 3(c)(11) of that Act.
JHLICO U.S.A. is a stock life insurance company domesticated under the laws of Michigan. Its principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York. Its principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO (U.S.A.) and JHLICO New York is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. MFC is the holding company of Manulife and its subsidiaries. The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.
As of March 31, 2010, the Trustees and officers of the Trust, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of any Portfolio.
As of March 31, 2010, the following shareholders owned of record 5% or more of the outstanding shares of the Portfolios indicated below:

	Share			Percentage of Share
Portfolio Name	Class	Shareholder Name	Address	Class Ownership
LIFESTYLE AGGRESSIVE PORTFOLIO	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.54%

LIFESTYLE AGGRESSIVE PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SERV FBO 890000611	PO BOX 9446 MINNEAPOLIS MN 55440-9446	5.94%

LIFESTYLE AGGRESSIVE PORTFOLIO	B	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.73%

LIFESTYLE AGGRESSIVE PORTFOLIO	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.94%

LIFESTYLE AGGRESSIVE PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SERV FBO 890000611 PO BOX 9446	MINNEAPOLIS MN 55440-9446	10.36%

LIFESTYLE AGGRESSIVE PORTFOLIO	R1	MG TRUST CUSTODIAN FBO AMERICAN CLAIM SERVICES INC 700 17TH ST STE 300	DENVER CO 80202-3531	6.57%

	Share			Percentage of Share
Portfolio Name	Class	Shareholder Name	Address	Class Ownership
LIFESTYLE AGGRESSIVE PORTFOLIO	R1	OF DE TTEE AST CAPITAL TRUST FBO	HOUSING AUTHORITY/CITY OF CHARLOTTE PO BOX 52129 PHOENIX AZ 85072-2129	10.12%

LIFESTYLE AGGRESSIVE PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION	4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	16.99%

LIFESTYLE AGGRESSIVE PORTFOLIO	R3	COUNSEL TRUST DBA MID ATLANTIC TRUSTCO FBO TEXAS TRANSPLANT INSTITUTE	336 4TH AVE PITTSBURGH PA 15222-2011	5.12%

LIFESTYLE AGGRESSIVE PORTFOLIO	R3	NFS LLC FEBO RELIANCE TRUSTCO TTEE E GLUCK CORP	2910 THOMSON AVE LONG IS CITY NY 11101-2929	5.98%

LIFESTYLE AGGRESSIVE PORTFOLIO	R3	PENSION INC TTEE / COUNSEL TRUST CUST FBO STURGEON BAY METAL PRODUCTS INC	401 K PROFIT SHARING PLAN 1980 COMMERCIAL WAY GREEN BAY WI 54311-6203	6.26%

LIFESTYLE AGGRESSIVE PORTFOLIO	R3	RELIANCE TRUSTCO FBO LAUREL EYE PO BOX 48529	ATLANTA GA 30362-1529	12.67%

LIFESTYLE AGGRESSIVE PORTFOLIO	R4	AST CAPITAL TRUST OF DE TTEE FBO PINACLE ANESTHESIA CONSULTANTS PAC PO BOX 52129	PHOENIX AZ 85072-2129	5.03%

LIFESTYLE AGGRESSIVE PORTFOLIO	R4	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151	5.42%

LIFESTYLE AGGRESSIVE PORTFOLIO	R4	NFS LLC FEBO STATE STREET BANK TRUSTCO TTEE VARIOUS RETIREMENT PLANS	4 MANHATTANVILLE RD PURCHASE NY 10577-2139	7.38%

LIFESTYLE AGGRESSIVE PORTFOLIO	R4	NFS LLC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE	PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	29.75%

LIFESTYLE AGGRESSIVE PORTFOLIO	R5	CHARLES SCHWAB TRUSTCO CUST RUMSEY INDIAN RANCHERIA	215 FREMONT ST FL 6 SAN FRANCISCO CA 94105-2323	5.30%

LIFESTYLE AGGRESSIVE PORTFOLIO	R5	CHARLES SCHWAB TRUSTCO CUST SILVER & ARSHT LINCOLN DR	PHOENIX AZ 85016-1215	9.50%

LIFESTYLE AGGRESSIVE PORTFOLIO	R5	NFS LLC FEBO MASSACHUSETTS ENVELOPE	30 COBBLE HILL RD SOMERVILLE MA 02143-4412	9.81%

LIFESTYLE AGGRESSIVE PORTFOLIO	R5	COUNSEL TRUST DBA MATC FBO ALPHASTAFF RETPLAN SAVINGS 1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228	27.63%

	Share			Percentage of Share
Portfolio Name	Class	Shareholder Name	Address	Class Ownership
LIFESTYLE BALANCED PORTFOLIO	R5	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST LIFESTYLE BALANCED 529	100 E PRATT ST FL 7 BALTIMORE MD 21202-1009	100.00%

LIFESTYLE BALANCED PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SERV PO BOX 9446	MINNEAPOLIS MN 55440-9446	6.46%

LIFESTYLE BALANCED PORTFOLIO	A	PERSHING LLC	JERSEY CITY NJ 07399-0001	8.28%

LIFESTYLE BALANCED PORTFOLIO	B	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.94%

LIFESTYLE BALANCED PORTFOLIO	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION	4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	7.52%

LIFESTYLE BALANCED PORTFOLIO	C	PERSHING LLC JERSEY CITY NJ 07399-0001	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.25%

LIFESTYLE BALANCED PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SERV PO BOX 9446	MINNEAPOLIS MN 55440-9446	16.23%

LIFESTYLE BALANCED PORTFOLIO	R1	COUNSEL TRUST DBA MATC FBO MOUNTAIN VIEW MORTUARY PSP & TRUST	1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.59%

LIFESTYLE BALANCED PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION	4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	20.09%

LIFESTYLE BALANCED PORTFOLIO	R3	MG TRUST COMPANY CUST FBO TITLEMAX 700 17TH ST STE 300	DENVER CO 80202-3531	5.88%

LIFESTYLE BALANCED PORTFOLIO	R3	ORCHARD TRUST COMPANYLLC FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111-5002	6.59%

LIFESTYLE BALANCED PORTFOLIO	R3	AST CAPITAL TRUSTCO OF DE CUST FBO ANDERSON ZURMEUEHLEN	PO BOX 52129 PHOENIX AZ 85072-2129	7.72%

LIFESTYLE BALANCED PORTFOLIO	R3	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151	12.38%

LIFESTYLE BALANCED PORTFOLIO	R4	CHARLES SCHWAB TRUSTCO CUST GREAT PLAINS COMMUNICATIONS	215 FREMONT ST FL 6 SAN FRANCISCO CA 94105-2323	6.32%

LIFESTYLE BALANCED PORTFOLIO	R4	NFS LLC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE	PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	8.10%

	Share			Percentage of Share
Portfolio Name	Class	Shareholder Name	Address	Class Ownership
LIFESTYLE BALANCED PORTFOLIO	R4	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151	9.96%

LIFESTYLE BALANCED PORTFOLIO	R4	NFS LLC FEBO STATE STREET BANK TRUSTCO TTEE VARIOUS RETIREMENT PLANS	4 MANHATTANVILLE RD PURCHASE NY 10577-2139	12.28%

LIFESTYLE BALANCED PORTFOLIO	R4	AST CAPITAL TRUST OF DE TTEE FBO PINACLE ANESTHESIA CONSULTANTS PAC PO BOX 52129	PHOENIX AZ 85072-2129	20.60%

LIFESTYLE BALANCED PORTFOLIO	R5	RUTH FROMMER FBO BEACON LOOMS INC PSP & TRUST	411 ALFRED AVE TEANECK NJ 07666-5755	5.25%

LIFESTYLE BALANCED PORTFOLIO	R5	WELLS FARGO BANK NA FBO RETPLAN SVCS 99021396	PO BOX 1533 MINNEAPOLIS MN 55480-1533	7.82%

LIFESTYLE BALANCED PORTFOLIO	R5	WILMINGTON TRUST COMP CUST FBO EPLAN SERVICES INC GROUP TRUST PLAN	C/O MUTUAL FUNDS PO BOX 8971 WILMINGTON DE 19899-8971	8.62%

LIFESTYLE BALANCED PORTFOLIO	R5	NFS LLC FEBO FIRST AMERICAN TRUST FSB FIRST AMERICAN WAY MSC 7	SANTA ANA CA 92707-5913	9.35%

LIFESTYLE BALANCED PORTFOLIO	R5	COUNSEL TRUST DBA MATC FBO ALPHASTAFF RETPLAN SAVINGS 1251 WATERFRONT PL	PITTSBURGH PA 15222-4228	11.08%

LIFESTYLE CONSERVATIVE PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SERV PO BOX 9446	MINNEAPOLIS MN 55440-9446	5.18%

LIFESTYLE CONSERVATIVE PORTFOLIO	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION	4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	5.33%

LIFESTYLE CONSERVATIVE PORTFOLIO	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.36%

LIFESTYLE CONSERVATIVE PORTFOLIO	B	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.84%

LIFESTYLE CONSERVATIVE PORTFOLIO	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.02%

LIFESTYLE CONSERVATIVE PORTFOLIO	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION	4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	12.04%

LIFESTYLE CONSERVATIVE PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SERV PO BOX 9446	MINNEAPOLIS MN 55440-9446	21.97%

LIFESTYLE CONSERVATIVE PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION	4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	8.45%

	Share			Percentage of Share
Portfolio Name	Class	Shareholder Name	Address	Class Ownership
LIFESTYLE CONSERVATIVE PORTFOLIO	R1	MG TRUST COMPANY CUST FBO INTUITIVE RESEARCH AND TECHNOLOGY C 700 17TH ST STE 300	DENVER CO 80202-3531	13.55%

LIFESTYLE CONSERVATIVE PORTFOLIO	R1	ORCHARD TRUST FBO NISCAYAH INC GREENWOOD VLG CO		23.08%

LIFESTYLE CONSERVATIVE PORTFOLIO	R3	ORCHARD TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS ORCHARD RD # 2T2	GREENWOOD VLG CO 80111-5002	5.31%

LIFESTYLE CONSERVATIVE PORTFOLIO	R3	NFS LLC FEBO RELIANCE TRUSTCO TTEE E GLUCK	2910 THOMSON AVE LONG IS CITY NY 11101-2929	5.38%

LIFESTYLE CONSERVATIVE PORTFOLIO	R3	COUNSEL TRUST DBA MATC FBO ABINGTON RELDAN METALS LLC PSP & TRUST	1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.09%

LIFESTYLE CONSERVATIVE PORTFOLIO	R3	AST CAPITAL TRUSTCO OF DE TTEE FBO ORTHOPEDIC ASSOC OF DALLAS RETPLAN	PO BOX 52129 PHOENIX AZ 85072-2129	27.80%

LIFESTYLE CONSERVATIVE PORTFOLIO	R4	TD AMERITRADE TRUST COMPANY 00TLB PO BOX 17748	DENVER CO 80217-0748	5.06%

LIFESTYLE CONSERVATIVE PORTFOLIO	R4	NFS LLC FEBO STATE STREET BANK TRUSTCO TTEE VARIOUS RETIREMENT PLANS	4 MANHATTANVILLE RD PURCHASE NY 10577-2139	5.11%

LIFESTYLE CONSERVATIVE PORTFOLIO	R4	DENNIS ANDERSON FBO HCT PACKAGING INC PSP & TRUST	745 US HIGHWAY 202/206 STE 302 BRIDGEWATER NJ 08807-1758	5.39%

LIFESTYLE CONSERVATIVE PORTFOLIO	R4	MG TRUSTCO CUST FBO CROWN POINT COMMUNITY SCHOOL 17TH ST STE 300	DENVER CO 80202-3531	6.68%

LIFESTYLE CONSERVATIVE PORTFOLIO	R4	NFS LLC FEBO RELIANCE TRUSTCO TTEE CREATIVE MGMT SRVCS INC PS	401K 3 ALPINE CT CHESTNUT RDG NY 10977-5647	6.93%

LIFESTYLE CONSERVATIVE PORTFOLIO	R4	MG TRUST COMPANY CUST FBO PAMELA GIBNEY DO PL 700 17TH ST STE 300	DENVER CO 80202-3531	6.98%

LIFESTYLE CONSERVATIVE PORTFOLIO	R4	WILMINGTON TRUSTCO TTEE FBO BRATTLEBORO 403B	C/O MUTUAL FUNDS PO BOX 8971 WILMINGTON DE 19899-8971	7.28%

LIFESTYLE CONSERVATIVE PORTFOLIO	R4	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151	12.32%

LIFESTYLE CONSERVATIVE PORTFOLIO	R5	JP MORGAN CHASE BANK FBO ADP/ ENTERPRISE PRODUCT JAMES CURLEY	4 NEW YORK PLAZA 15TH FL NEW YORK NEW YORK NY 10004-2413	5.18%

	Share			Percentage of Share
Portfolio Name	Class	Shareholder Name	Address	Class Ownership
LIFESTYLE CONSERVATIVE PORTFOLIO	R5	MG TRUST COMPANY CUST FBO 3V INC PROFIT SHARING 700 17TH ST STE 300	DENVER CO 80202-3531	5.77%

LIFESTYLE CONSERVATIVE PORTFOLIO	R5	COUNSEL TRUST DBA MATC FBO ALPHASTAFF RETPLAN SAVINGS 1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228	11.71%

LIFESTYLE CONSERVATIVE PORTFOLIO	R5	NFS LLC FEBO FIRST AMERICAN TRUST FSB 5 FIRST AMERICAN WAY MSC 7	SANTA ANA CA 92707-5913	43.87%

LIFESTYLE GROWTH PORTFOLIO		T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST LIFESTYLE GROWTH 529	100 E PRATT ST FL 7 BALTIMORE MD 21202-1009	100.00%

LIFESTYLE GROWTH PORTFOLIO	A	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.37%

LIFESTYLE GROWTH PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SERV	PO BOX 9446 MINNEAPOLIS MN 55440-9446	7.56%

LIFESTYLE GROWTH PORTFOLIO	B	PERSHING LLC	JERSEY CITY NJ 07399-0001	7.18%

LIFESTYLE GROWTH PORTFOLIO	C	CITIGROUP GLOBAL MARKETS INC ATTN CINDY TEMPESTA 7TH FLOOR	333 WEST 34TH STREET NEW YORK NY 10001-2402	5.05%

LIFESTYLE GROWTH PORTFOLIO	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION	4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.26%

LIFESTYLE GROWTH PORTFOLIO	C	PERSHING LLC JERSEY CITY NJ 07399-0001	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.90%

LIFESTYLE GROWTH PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SERV PO BOX 9446	MINNEAPOLIS MN 55440-9446	11.97%

LIFESTYLE GROWTH PORTFOLIO	R1	OF DE TTEE AST CAPITAL TRUST FBO	HOUSING AUTHORITY/CITY OF CHARLOTTE PO BOX 52129 PHOENIX AZ 85072-2129	9.89%

LIFESTYLE GROWTH PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION	4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	12.44%

LIFESTYLE GROWTH PORTFOLIO	R3	AST CAPITAL TRUSTCO OF DE CUST FBO ANDERSON ZURMEUEHLEN	PO BOX 52129 PHOENIX AZ 85072-2129	6.57%

LIFESTYLE GROWTH PORTFOLIO	R4	NFS LLC FEBO STATE STREET BANK TRUSTCO TTEE VARIOUS RETIREMENT PLANS	4 MANHATTANVILLE RD PURCHASE NY 10577-2139	6.29%

LIFESTYLE GROWTH PORTFOLIO	R4	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS ORCHARD RD # 2T2	GREENWOOD VLG CO 80111-5002	6.41%

	Share			Percentage of Share
Portfolio Name	Class	Shareholder Name	Address	Class Ownership
LIFESTYLE GROWTH PORTFOLIO	R4	AST CAPITAL TRUST OF DE TTEE FBO PINACLE ANESTHESIA CONSULTANTS PAC PO BOX 52129	PHOENIX AZ 85072-2129	6.60%

LIFESTYLE GROWTH PORTFOLIO	R4	WILMINGTON TRUST COMPANY TTEE FBO TOWN OF BRATTLEBORO PENSION PLAN	C/O MUTUAL FUNDS PO BOX 8880 WILMINGTON DE 19899-8880	6.64%

LIFESTYLE GROWTH PORTFOLIO	R4	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151	10.35%

LIFESTYLE GROWTH PORTFOLIO	R4	NFS LLC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE	PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	17.95%

LIFESTYLE GROWTH PORTFOLIO	R5	JP MORGAN CHASE BANK FBO ADP/ ENTERPRISE PRODUCT JAMES CURLEY	4 NEW YORK PLAZA 15TH FL NEW YORK NEW YORK NY 10004-2413	6.12%

LIFESTYLE GROWTH PORTFOLIO	R5	COUNSEL TRUST FBO LIFESOURCE UPPER MIDWEST ORGAN PROCUREMENT ORGANIZATION INC	336 4TH AVE STE 5 THE TIMESW BUILDING PITTSBURGH PA 15222-2004	6.43%

LIFESTYLE GROWTH PORTFOLIO	R5	NFS LLC FEBO MASSACHUSETTS ENVELOPE	30 COBBLE HILL RD SOMERVILLE MA 02143-4412	7.39%

LIFESTYLE GROWTH PORTFOLIO	R5	WILMINGTON TRUST COMP CUST FBO EPLAN SERVICES INC GROUP TRUST PLAN	C/O MUTUAL FUNDS PO BOX 8971 WILMINGTON DE 19899-8971	14.19%

LIFESTYLE GROWTH PORTFOLIO	R5	COUNSEL TRUST DBA MATC FBO ALPHASTAFF RETPLAN SAVINGS 1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228	17.81%

LIFESTYLE MODERATE PORTFOLIO	R5	T ROWE PRICE SERVICES INC FBO ALASKA COLLEGE SAVINGS TRUST LIFESTYLE MODERATE 529	100 E PRATT ST FL 7 BALTIMORE MD 21202-1009	100.00%

LIFESTYLE MODERATE PORTFOLIO	A	PERSHING LLC JERSEY CITY NJ 07399-0001	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.26%

LIFESTYLE MODERATE PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SERV PO BOX 9446	MINNEAPOLIS MN 55440-9446	9.49%

LIFESTYLE MODERATE PORTFOLIO	B	AMERICAN ENTERPRISE INVESTMENT SERV PO BOX 9446	MINNEAPOLIS MN 55440-9446	7.59%

LIFESTYLE MODERATE PORTFOLIO	B	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.47%

	Share			Percentage of Share
Portfolio Name	Class	Shareholder Name	Address	Class Ownership
LIFESTYLE MODERATE PORTFOLIO	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION	4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.95%

LIFESTYLE MODERATE PORTFOLIO	C	PERSHING LLC	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.67%

LIFESTYLE MODERATE PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SERV PO BOX 9446	MINNEAPOLIS MN 55440-9446	27.34%

LIFESTYLE MODERATE PORTFOLIO	R1	JAMES O BORCHART FBO BORCHART STEEL INC PSP & TRUST	16285 HIGHWAY 7 NEW GERMANY MN 55367-9505	5.51%

LIFESTYLE MODERATE PORTFOLIO	R1	JAMES V GAGNE FBO JAMES V GAGNE DMD PC	32 PARK AVE WORCESTER MA 01609-1720	8.60%

LIFESTYLE MODERATE PORTFOLIO	R1	ORCHARD TRUST FBO NISCAYAH INC GREENWOOD VLG CO 80111		9.35%

LIFESTYLE MODERATE PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION	4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	9.87%

LIFESTYLE MODERATE PORTFOLIO	R1	OF DE TTEE AST CAPITAL TRUST FBO	HOUSING AUTHORITY/CITY OF CHARLOTTE PO BOX 52129 PHOENIX AZ 85072-2129	11.54%

LIFESTYLE MODERATE PORTFOLIO	R3	COUNSEL TRUST DBA MID ATLANTIC TRUSTCO FBO MESTENA OPERATING LTD PSP	336 4TH AVE PITTSBURGH PA 15222-2011	5.42%

LIFESTYLE MODERATE PORTFOLIO	R3	NFS LLC FEBO RELIANCE TRUSTCO TTEE E GLUCK CORP	2910 THOMSON AVE LONG IS CITY NY 11101-2929	5.60%

LIFESTYLE MODERATE PORTFOLIO	R3	COUNSEL TRUST DBA MID ATLANTIC TRUSTCO FBO TEXAS TRANSPLANT INSTITUTE	336 FOURTH AVENUE THE TIMES BUILDING	11.41%

LIFESTYLE MODERATE PORTFOLIO	R4	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151	5.09%

LIFESTYLE MODERATE PORTFOLIO	R4	Frontier Trust Company FBO WICHITA SHEET MTL SPLY INC	PO BOX 10758 FARGO ND 58106-0758	5.20%

LIFESTYLE MODERATE PORTFOLIO	R4	COUNSEL TRUST FBO LANE & ASSOCIATES INC PROFIT SHARING PLAN AND TRUST	336 FOURTH AVENUE THE TIMES BUILDING PITTSBURGH PA 15222-2011	5.23%

LIFESTYLE MODERATE PORTFOLIO	R4	EMJAYCO FBO REINDERS INC C/O FASCORE LLC	8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.52%

	Share			Percentage of Share
Portfolio Name	Class	Shareholder Name	Address	Class Ownership
LIFESTYLE MODERATE PORTFOLIO	R4	MG TRUST COMPANY CUST FBO FERROTEC (USA) CORPORATION 700 17TH ST STE 300	DENVER CO 80202-3531	5.85%

LIFESTYLE MODERATE PORTFOLIO	R4	AST CAPITAL TRUST OF DE TTEE FBO PINACLE ANESTHESIA CONSULTANTS PAC PO BOX 52129	PHOENIX AZ 85072-2129	6.48%

LIFESTYLE MODERATE PORTFOLIO	R4	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS ORCHARD RD # 2T2	GREENWOOD VLG CO 80111-5002	7.79%

LIFESTYLE MODERATE PORTFOLIO	R4	NFS LLC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE	PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	13.63%

LIFESTYLE MODERATE PORTFOLIO	R5	WILMINGTON TRUST COMP CUST FBO EPLAN SERVICES INC GROUP TRUST PLAN	C/O MUTUAL FUNDS PO BOX 8971 WILMINGTON DE 19899-8971	5.15%

LIFESTYLE MODERATE PORTFOLIO	R5	NFS LLC FEBO RELIANCE TRUST COMPANY TTEE SOUTH TEXAS MEDICAL CLINICS	401 K PSP 2100 REGIONAL MEDICAL DR WHARTON TX 77488-9719	5.19%

LIFESTYLE MODERATE PORTFOLIO	R5	UNIVEST & CO 0 14 N MAINT ST/TRUST DEPT PO BOX 64197	SOUDERTON PA 18964-0197	7.65%

LIFESTYLE MODERATE PORTFOLIO	R5	MG TRUST COMPANY CUST FBO PREMIER PENSION CONSULTANTS 700 17TH ST STE 300	DENVER CO 80202-3531	8.62%

LIFESTYLE MODERATE PORTFOLIO	R5	COUNSEL TRUST DBA MATC FBO ALPHASTAFF RETPLAN SAVINGS 1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228	14.21%

LIFESTYLE MODERATE PORTFOLIO	R5	NFS LLC FEBO FIRST AMERICAN TRUST FSB 5 FIRST AMERICAN WAY	SANTA ANA CA 92707-5913	22.92%

RETIREMENT DISTRIBUTION	A	JOHN HANCOCK LIFE INSURANCE CO ATTN:	BOSTON MA 02210-2804	89.25%
PORTFOLIO		KELLY A CONWAY 601 CONGRESS ST

RETIREMENT RISING DISTRIBUTION PORT	A	JOHN HANCOCK LIFE INSURANCE CO ATTN:	BOSTON MA 02210-2804	98.95%
		KELLY A CONWAY 601 CONGRESS ST
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES
The Advisory Agreement
Each Portfolio has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each Portfolio and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees. The Adviser may elect directly to manage the investment and reinvestment of the assets of the Portfolios, subject to the approval of the Trustees. In directly managing the assets, the Adviser will have the same responsibilities as those described below with respect to a subadviser under a subadvisory agreement.
JHF II bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a portfolio’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the portfolios (including an allocable portion of the cost of the Adviser’s employees rendering such services to the portfolios); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the portfolios the Adviser or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.
Prior to June 27, 2008, the Advisory Agreement provided that the Adviser was responsible for providing investment management services as described above, as well as providing, at the expense of JHF II, certain non-advisory services (including financial, accounting and administrative services). At a special meeting of shareholders of the JHF II held on January 8, 2008, JHF II shareholders approved an amendment to the Advisory Agreement transferring to a new Service Agreement with the Adviser the non-advisory services. Accordingly, pursuant to the Service Agreement, the Adviser provides JHF II certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service oversight. The following tables show the amounts that the Portfolios paid to JHIMS for non-advisory services pursuant to the Advisory Agreement in effect through June 26, 2008, and the Service Agreement in effect through December 31, 2009.
Amounts Paid for Non-Advisory Services under the Advisory Agreement in Effect through June 26, 2008

		Period from January 1, 2008
Portfolio	Year Ended December 31, 2007	through June 26, 2008
Lifestyle Aggressive Portfolio	$317,167	$248,535
Lifestyle Balanced Portfolio	$857,166	$667,544
Lifestyle Conservative Portfolio	$127,287	$116,596
Lifestyle Growth Portfolio	$923,857	$709,726
Lifestyle Moderate Portfolio	$216,073	$178,280
Retirement Distribution Portfolio	N/A	$260
Retirement Rising Distribution Portfolio	N/A	$261
Amounts Paid for Non-Advisory Services under the Service Agreement

	Period from June 27, 2008
Portfolio	through December 31, 2008	Year Ended December 31, 2009
Lifestyle Aggressive Portfolio	$292,531	$406,707
Lifestyle Balanced Portfolio	$803,327	$1,210,413
Lifestyle Conservative Portfolio	$143,545	$314,876
Lifestyle Growth Portfolio	$850,242	$1,230,024
Lifestyle Moderate Portfolio	$212,904	$380,588
Retirement Distribution Portfolio	$443	$699
Retirement Rising Distribution Portfolio	$453	$664
Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Portfolios, computed separately for each Portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the

“aggregate net assets” of the Portfolio. “Aggregate net assets” of a Portfolio include the net assets of the Portfolio and in many cases, the net assets of one or more other funds advised by the Adviser but in each case, only for the period during which the Adviser also serves as the adviser to the other funds. The fee for each Portfolio is based on the applicable annual rate for it which for each day is equal to (i) the sum of the amounts determined by applying the annual percentage rates for the Portfolio to the applicable portions of aggregate net assets divided by (ii) aggregate net assets (totaling the “Applicable Annual Fee Rate”). The fee for each Portfolio is accrued and paid daily to the Adviser for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The management fees that each Portfolio currently is obligated to pay the Adviser are as set forth in the Prospectuses.
From time to time, the Adviser may reduce its fee or make other arrangements to limit a portfolio’s expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the portfolio’s annual expenses fall below this limit. Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.
Securities held by a Portfolio may also be held by other funds or investment advisory clients for which the Adviser, a subadviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more Portfolios or clients when one or more are selling the security. If opportunities for purchase or sale of securities by the Adviser or subadviser for a Portfolio or for other funds or clients for which the Adviser or subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Portfolio, funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or subadviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
For the fiscal years ended December 31, 2007, December 31, 2008 and December 31, 2009, the investment advisory fee paid by JHF II on behalf of the Portfolios was allocated among the Portfolios as follows:

Portfolio	December 31, 2007	December 31, 2008	December 31, 2009

Lifestyle Aggressive Portfolio
Gross Fee	$1,414,918	$1,299,039	$1,219,363
Waivers	$113,875	$47,142	$199,439
Net Fee	$1,301,043	$1,251,897	$1,019,924
Lifestyle Balanced Portfolio
Gross Fee	$3,727,384	$3,603,198	$3,253,042
Waivers	$92,473	$38,131	$33,175
Net Fee	$3,634,911	$3,565,067	$3,219,867
Lifestyle Conservative Portfolio
Gross Fee	$566,929	$691,118	$773,096
Waivers	$134,288	$58,121	$28,101
Net Fee	$432,641	$632,997	$744,995
Lifestyle Growth Portfolio
Gross Fee	$4,030,356	$3,775,569	$3,505,205
Waivers	$100,029	$32,983	$137,878
Net Fee	$3,930,327	$3,742,586	$3,367,327
Lifestyle Moderate Portfolio
Gross Fee	$970,671	$993,588	$975,411
Waivers	$124,871	$59,546	$26,075
Net Fee	$845,800	$934,042	$949,336
Retirement Distribution Portfolio
Gross Fee	N/A	$7,096	$9,015
Waivers	N/A	$7,096	$9,015
Net Fee	N/A	$0	$0
Retirement Rising Distribution Portfolio

Portfolio	December 31, 2007	December 31, 2008	December 31, 2009

Gross Fee	N/A	$8,028	$8,697
Waivers	N/A	$8,028	$8,697
Net Fee	N/A	$0	$0
The Subadvisory Agreements
Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the Deutsche Consulting Agreement, the subadviser manages the investment and reinvestment of the assets of the assigned Portfolios, subject to the supervision of the Board and the Adviser. In the case of the Deutsche Subadvisory Consulting Agreement for the Portfolios, Deutsche Investment Management Americas, Inc. (“DIMA”) does not purchase and sell securities but rather provides information and services to the Adviser to assist the Adviser in this process, as noted below. The subadviser formulates a continuous investment program for each Portfolio consistent with its investment objectives and policies, as outlined in the relevant Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.
The Adviser has delegated to the subadviser the responsibility to vote all proxies relating to securities held by the Portfolio in accordance with the subadviser’s proxy voting policies and procedures. The subadviser has a duty to vote or not vote such proxies in the best interests of the Portfolio that it subadvises and its shareholders and to avoid the influence of conflicts of interest.
Subadvisory Fees. As compensation for their services, the subadviser receives fees from the Adviser computed separately for each Portfolio. In respect of the sub-subadvisory agreements and the subadvisory consulting agreement, the fees are paid by the subadviser to the entity providing the consulting services as described below.
DIMA Subadvisory Consulting Agreement for the Lifestyle Portfolios. DIMA provides subadvisory consulting services to JHIMS in regards to the Lifestyle Portfolios. A portion of the advisory fee paid to the Adviser is paid by the Adviser to DIMA. The Lifestyle Portfolios do not incur any expenses in connection with DIMA’s services other than the advisory fee.
The information and services DIMA provides to the Adviser pursuant to the Subadvisory Consulting Agreement for the Lifestyle Portfolios are as follows:
DIMA will provide the Adviser the following information and services as may be requested by the Adviser from time to time:
•	calculate the probability that the subadviser outperforms its performance benchmarks;

•	perform statistical performance analysis of historical manager returns for managers that the Adviser would like to include in its potential line up on a quarterly basis;

•	using DIMA’s proprietary optimization technology, DIMA will seek to optimize the Lifestyle Portfolios investments consistent with the performance objective specified by the Adviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Lifestyle Portfolio, and any constraints that the Adviser may specify on allocations to such Portfolios) on a quarterly basis; and

•	consult with the Adviser to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle Portfolios, provided that DIMA is given information on the performance of such Portfolios and the actual allocations implemented.
Affiliated Subadvisers. Both the Adviser and the subadvisers listed below are controlled by MFC:
MFC Global Investment Management (U.S.A.) Limited,

Declaration Management & Research LLC, and
MFC Global Investment Management (U.S.), LLC
(collectively, “Affiliated Subadvisers”).
Advisory arrangements involving Affiliated Subadvisers may present certain potential conflicts of interest. For each Portfolio subadvised by an Affiliated Subadviser, MFC will benefit not only from the net advisory fee retained by the Adviser but also from the subadvisory fee paid by the Adviser to the affiliated subadviser. Consequently, MFC may be viewed as benefiting financially from (i) the appointment of or continued service of Affiliated Subadvisers to manage the Portfolios; and (ii) the allocation of the assets of the portfolios to the Portfolios having affiliated subadvisers. However, both the Adviser in recommending to the Board of Trustees the appointment or continued service of Affiliated Subadvisers and MFC Global (U.S.A.) in allocating the assets of the Portfolios, have a fiduciary duty to act in the best interests of the portfolios and their shareholders. In addition, under JHF II “Manager of Managers” exemptive order received from the SEC, JHF II is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadviser as the subadviser to a portfolio (in the case of a new portfolio, the initial sole shareholder of the portfolio, an affiliate of the Adviser and MFC, may provide this approval). The Independent Trustees are aware of and monitor these potential conflicts of interest.
Additional Information Applicable To Subadvisory Agreements
Term of Each Subadvisory Agreement. Each subadvisory agreement with MFC Global (U.S.A.) with respect to the Portfolios (“Subadvisory Agreement”) will initially continue in effect as to a Portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to the Portfolio) and thereafter if such continuance is specifically approved at least annually either: (a) by the Board; or (b) by the vote of a majority of the outstanding voting securities of the Portfolio. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.
Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes to approve such continuance, even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other series of JHF II affected by the Agreement; or (b) all of the series of JHF II.
Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any Portfolio fail to approve any continuance of its Subadvisory Agreement, the subadviser may continue to act as investment subadviser with respect to such Portfolio pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different subadviser, or other definitive action.
Termination of the Agreements. The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreements, and also to the relevant portfolio. The following parties may terminate the agreements:
•	the Board;

•	with respect to any Portfolio, a majority of the outstanding voting securities of such Portfolio;

•	the Adviser; and

•	the subadviser.
A Subadvisory Agreement will automatically terminate in the event of its assignment.
Amendments to the Agreements. The Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant Portfolio (except as noted below) and by the vote of a majority of the Independent Trustees.
The required shareholder approval of any amendment shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other series of JHF II affected by the amendment; or (b) all the series of JHF II.
As noted under “Subadvisory Arrangements” in the Prospectus, an SEC order permits the Adviser to appoint a subadviser (other than an Affiliated Subadviser, such as MFC Global (U.S.A.)) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadviser, such as MFC Global (U.S.A.)) pursuant to an agreement that is not approved by shareholders.
A discussion regarding the basis for the Board’s approval of the Advisory and Subadvisory Agreements of the Portfolios is available in the Semiannual Report to shareholders for the six-month period ended June 30, 2009. In addition, a discussion regarding the basis for the Board’s approval of Amendments to the Advisory Agreement, if any, is available in the Annual Report to shareholders for the fiscal year ended December 31, 2009.
Other Services
Proxy Voting. The Trust’s proxy voting policies and procedures (the “JHF II Procedures”) delegate to the subadviser of each Portfolio the responsibility to vote all proxies relating to securities held by that Portfolio in accordance with the subadviser’s proxy voting policies and procedures. The subadviser has a duty to vote or not vote such proxies in the best interests of the Portfolio it subadvises and its shareholders, and to avoid the influence of conflicts of interest. Complete descriptions of the JHF II Procedures and the proxy voting procedures of the subadviser are set forth in Appendix C to this SAI.
It is possible that conflicts of interest could arise for a subadviser when voting proxies. Such conflicts could arise, for example, when the subadviser or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when a Portfolio, its Adviser or principal underwriter or any of their affiliates has an interest in the vote.
In the event that the subadviser becomes aware of a material conflict of interest, the JHF II Procedures generally require the subadviser to follow any conflicts procedures that may be included in the subadviser’s proxy voting procedures. These conflicts procedures generally include one or more of the following:
(a) voting pursuant to the recommendation of a third party voting service;
(b) voting pursuant to pre-determined voting guidelines; or
(c) referring voting to a special compliance or oversight committee.
The specific conflicts procedures of the subadviser are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.
Although the subadviser may have a duty to vote all proxies on behalf of the Portfolio it subadvises, it is possible that the subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the subadviser may determine that it is not in the best interests of the Portfolio to vote the proxies. The subadviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the portfolio would lose security lending income if the securities were recalled.
Information regarding how each Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge upon request, by calling (800) 344-1029 (attention: Secretary); and (2) on the SEC’s Web site at www.sec.gov.
DISTRIBUTION AGREEMENTS
Each Portfolio has a Distribution Agreement with John Hancock Funds, LLC, the Distributor, located at 601 Congress Street, Boston, Massachusetts. Under the Agreement, the Distributor is obligated to use its best efforts to sell shares of the Portfolios. Shares of the Portfolios are also sold by selected broker-dealers, banks and registered investment advisers (“Selling Firms”) that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Portfolios. The Distributor accepts orders for the purchase of the shares of the Portfolios that are continually offered at NAV next determined, plus any applicable sales charge, if any. In connection with the sale of Portfolio shares, the Distributor and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B and Class C shares, the Selling Firm receives compensation immediately, but the Distributor is compensated on a deferred basis.
The following table shows the underwriting commissions received with respect to sales of Class A shares of the Portfolios for the fiscal year ended December 31, 2009.

Year Ended
Portfolios	December 31, 2009
Lifestyle Aggressive Portfolio	$659, 958
Lifestyle Balanced Portfolio	$2,326,948
Lifestyle Conservative Portfolio	$870,032
Lifestyle Growth Portfolio	$2,489,120
Lifestyle Moderate Portfolio	$1,023,945
Retirement Distribution Portfolio	$1,263
Retirement Rising Distribution Portfolio	$0
The Board has adopted Distribution Plans with respect to each class of shares (other than Class R5 and Class 5 shares) pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”). Under the 12b-1 Plans, the Portfolios will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, 0.50% for Class R1 shares, 0.50% for Class R3 shares, 0.25% for Class R4 shares and 0.05% for Class 1 shares of the average daily net assets attributable to shares of the particular class. However, the service fees will not exceed 0.25% of the Portfolio’s average daily net assets attributable to each class of shares. The distribution fees under the 12b-1 Plans will be paid to the Distributor. The Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Distributor) that are engaged in or support the sale of Portfolio shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Portfolio shares. The service fees under the 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. The fees paid under the Class 1 shares 12b-1 Plans may also be used for certain shareholder and administrative services.
The 12b-1 Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on the 12b-1 Plans.
Pursuant to the 12b-1 Plans, at least quarterly, the Distributor provides the Adviser with a written report of the amounts expended under the 12b-1 Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.
Each 12b-1 Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The 12b-1 Plans provide that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and (b) by a vote of a majority of each Portfolio’s outstanding shares of the applicable class upon 60 days’ written notice to the Distributor. Each 12b-1 Plan further provides that it may not be amended to increase materially the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the relevant Portfolio, which has voting rights with respect to the 12b-1 Plans. The 12b-1 Plans provide that no material amendment to the 12b-1 Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the relevant Portfolio. The holders of Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class 1 shares have exclusive voting rights with respect to the 12b-1 Plans applicable to their class of shares. In adopting the 12b-1 Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the 12b-1 Plans will benefit the holders of the applicable classes of shares of each Portfolio.
Class 5 and Class R5 shares of the Portfolio are not subject to any 12b-1 Plan. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class 5, and Class R5 shares will be paid by the Adviser or by the Distributor and will not be paid from the fees paid under the 12b-1 Plan for any other class of shares.

Amounts paid to the Distributor by any class of shares of a Portfolio will not be used to pay the expenses incurred with respect to any other class of shares of that Portfolio; provided, however, that expenses attributable to the Portfolio as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a Portfolio may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each Portfolio in proportion to the relative NAV of the participating Portfolio.
Each 12b-1 Plan recognizes that the Adviser may use its management fee revenue under the Advisory Agreement with a Portfolio as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Portfolio. To the extent that the payment of management fees by a Portfolio to the Adviser should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the 12b-1 Plan.
The Portfolios have also adopted a separate Service Plan with respect to each of its Class R1, Class R3, Class R4 and Class R5 shares (the “Service Plan”). The Service Plan authorizes a Portfolio to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Portfolio a service fee of up to a specified percentage of the Portfolio’s average daily net assets attributable to the applicable class of shares held by such plan participants. The percentages are 0.25% for Class R1, 0.15% for Class R3, 0.10% for Class R4 and 0.05% for Class R5. The services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns the applicable class of shares; (c) processing orders to purchase, redeem and exchange the applicable class of shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; (d) addressing plan participant questions regarding their accounts and the Portfolios; and (e) other services related to servicing such retirement plans. Service Plan payments are not included in the chart below.
During the fiscal year ended December 31, 2009, the following amounts were paid pursuant to each Portfolio’s Rule 12b-1 Plan:

		Service Fee	Distribution Payment to the
Portfolio	Share Class	Payments	Distributor
Lifestyle Aggressive Portfolio	Class 1	$1,246,459
	Class A	$250,726	$50,146
	Class B	$45,167	$135,498
	Class C	$183,225	$549,675
	Class R1	$7,987	$7,987
	Class R3	$19,849	$19,849
	Class R4	$15,736	N/A
Lifestyle Balanced Portfolio	Class 1	$3,568,197	N/A
	Class A	$753,860	$150,772
	Class B	$130,963	$392,889
	Class C	$613,559	$1,840,680
	Class R1	$11,946	$11,946
	Class R3	$61,914	$61,914
	Class R4	$46,692	N/A
Lifestyle Conservative Portfolio	Class 1	$814,766	N/A
	Class A	$263,741	$52,748
	Class B	$40,331	$120,991
	Class C	$219,678	$659,034
	Class R1	$9,658	$9,658
	Class R3	$18,003	$18,003
	Class R4	$7,730	N/A
Lifestyle Growth Portfolio	Class 1	$3,689,660	N/A
	Class A	$766,980	$153,397
	Class B	$153,334	$460,002

		Service Fee	Distribution Payment to the
Portfolio	Share Class	Payments	Distributor
	Class C	$600,527	$1,801,584
	Class R1	$13,973	$13,973
	Class R3	$38,943	$38,943
	Class R4	$33,422	N/A
Lifestyle Moderate Portfolio	Class 1	$1,054,069	N/A
	Class A	$270,135	$54,027
	Class B	$39,164	$117,489
	Class C	$212,912	$638,738
	Class R1	$7,774	$7,774
	Class R3	$16,823	$16,823
	Class R4	$9,985	N/A
Retirement Distribution Portfolio	Class A	$11,105	$2,221
Retirement Rising Distribution Portfolio	Class A	$10,552	$2,111
SALES COMPENSATION
As part of their business strategy, the Portfolios, along with the Distributor, pay compensation to Selling Firms that sell the shares of the Portfolios. These firms typically pass along a portion of this compensation to your broker or financial representative.
The primary sources of Selling Firm compensation payments for sales of shares of the Portfolios are: (1) the 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a Portfolio’s assets; and (2) in the case of Class A, Class B and Class C shares, sales charges paid by investors. The sales charges and the 12b-1 fees are detailed in the Prospectus and under “Distribution Agreements,” “Initial Sales Charge on Class A Shares” and “Deferred Sales Charge on Class B and Class C Shares” in this SAI.
Initial compensation. Whenever you make an investment in Class A, Class B or Class C shares of a Portfolio, the Selling Firm receives a reallowance/payment/commission as described in the section “First Year Broker or Other Selling Firm Compensation.” The Selling Firm also receives the first year’s 12b-1 service fee at that time.
Annual Compensation. For Class A, Class B and Class C shares of a Portfolio, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares of a Portfolio, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. In certain cases, for Class A shares, 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. These service and distribution fees are paid monthly in arrears.
For Class R1 and Class R3 shares of the Portfolios, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.50% of its average daily net assets. For Class R4 shares of the Portfolios, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.25% of its average daily net assets. See the table below for the “Selling Firm receives 12b-1 service fees.” These service and distribution fees are paid monthly in arrears.
The Distributor may pay all or part of the Rule 12b-1 fees applicable to the Class 1 shares of a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued group annuity contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services contemplated by the 12b-1 Plan.
Rollover Program Compensation. The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Code which is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial ROTH IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. The Rollover Compensation is not related to the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.
Additional Payments to Financial Intermediaries. Shares of the Portfolios are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Distributor may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the Portfolios receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to promote the sale of the Portfolios’ shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Portfolio and that are willing to cooperate with the Distributor’s promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.
As of March 31, 2010, the following member firms of the Financial Industry Regulatory Authority (“FINRA”) have arrangements in effect with the Distributor pursuant to which the firm is entitled to a revenue sharing payment:
1st Global Capital Corp.
Advisor Group — FSC Securities Corporation
Advisor Group — Royal Alliance Associates, Inc.
Advisor Group — Sagepoint Financial, Inc.
Ameriprise Financial Services, Inc.
AXA Advisors, LLC.
Banc of America Securities LLC
Cambridge Investment Research
Centaurus Financial
Charles Schwab
Citigroup Global Markets Inc.
Commonwealth Financial Network
Crown Capital Securities, L.P.
DA Davidson & Co
First Allied
First Tennessee
Geneos Wealth Management
H.D. Vest Investment Services
Harbour Investments, Inc.
ING — Financial Network Investment Corp.
ING — Multi-Financial Securities Corporation
ING — PrimeVest Financial Services, Inc.
Investors Capital Corp
Janney Montgomery Scott, LLC
J.J.B. Hilliard, W.L. Lyons, Inc

John Hancock Financial Network
Lincoln Financial Advisors Corporation
LPL Financial Corporation
Merrill Lynch, Pierce, Fenner & Smith, Inc
MML Investor Services, Inc.
Morgan Stanley & Co., Inc.
NFP Securities
NPH — Invest Financial Corporation
NPH — Investment Center of America, Inc.
NPH — National Planning Corp
NPH — SII Investments, Inc.
Oppenheimer & Co. , Inc.
Raymond James Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc.
Robert W. Baird & Co., Inc.
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
TD Ameritrade
The Investment Center
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Wells Fargo Investments, LLC
Wells Fargo Advisors, LLC
The Distributor also has arrangements with intermediaries that are not members of FINRA.
Sales and Asset Based Payments. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Portfolios. The Distributor hopes to benefit from revenue sharing by increasing the Portfolios’ net assets, which, as well as benefiting the Portfolios, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain portfolios in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Portfolios, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Portfolios.
The revenue sharing payments the Distributor makes may be calculated on sales of shares of Portfolios (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable Portfolios attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the Portfolios and Asset-Based Payments primarily create incentives to retain previously sold shares of the Portfolios in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments. The Distributor also may make payments to certain firms that sell shares of the Portfolios for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Portfolios do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the Portfolios in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up Portfolios on a firm’s mutual fund trading system.
Other Cash Payments. From time to time, the Distributor may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the Portfolios. Such compensation provided by the Distributor may include financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the Portfolios, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for the Portfolios. If a firm provides these services, the Adviser or the Portfolios may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Adviser or its affiliates that are not related to the Portfolios.
First Year Broker or Other Selling Firm Compensation

	Investor pays	Selling Firm
	sales charge (%	received	Selling firm
	of offering	compensation	receives 12b-1	Total selling firm
	price)	(1)	service fee (2)	compensation (3)(4)
Class A Funds
Up to $49,999	5.00%	4.01%	0.25%	4.25%
$50,000 - $99,999	4.50%	3.51%	0.25%	3.75%
$100,000 - $249,999	3.50%	2.61%	0.25%	2.85%
$250,000 - $499,999	2.50%	1.86%	0.25%	2.10%
$500,000 - $999,999	2.00%	1.36%	0.25%	1.60%

Investments of Class A shares of $1 million or more (6)
First $1M — $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%

Investments Class A shares by certain Retirement Plans (6)
First $1 - $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%

Class B investments
All amounts	—	3.75%	0.25%	4.00%

	Investor pays	Selling Firm
	sales charge (%	received	Selling firm
	of offering	compensation	receives 12b-1	Total selling firm
	price)	(1)	service fee (2)	compensation (3)(4)
Class C investments
All amounts	—	0.75%	0.25%	1.00%

Class R1 investments (7)
All amounts	—	0.00%	0.50%	0.50%

Class R3 investments (7)
All amounts	—	0.00%	0.50%	0.50%

Class R4 investments (7)
All amounts	—	0.00%	0.25%	0.25%

Class R5 investments
All amounts	—	0.00%	0.00%	0.00%

(1)	See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment

(2)	For Class A investments under $1 million, a portion of the Selling Firm’s commission is paid out of the sales charge

(3)	For Class A, Class B and Class C shares, the Selling Firm receives 12b-1 fees in the first year as a percentage of the amount invested and after the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears. In certain circumstances, 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. This compensation applies to the following: Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC, certain retirement platforms with over 100 eligible employees at the inception of the Fund account or $1 million in plan assets, and Selling Firms that roll over assets from a terminated participant’s qualified plan, which is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds. Monthly payments are made in arrears.

(4)	Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(5)	Underwriter retains the balance.

(6)	Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases by employer sponsored defined contribution retirement plans investing $1 million or more or with 100 or more eligible employee at the time of purchase.

(7)	For purchases of Class R1, Class R3 and Class R4 shares, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee paid monthly in arrears. See “Distribution Contracts” for description of Class R1, Class R3, Class R4 and Class R5 Service Plan charges and payments.
NET ASSET VALUE
Portfolio securities are valued by various methods which are generally described below. As noted in the Prospectus, portfolio securities may also be fair valued by the Trust’s Pricing Committee in certain instances.
Equity Securities Traded on Stock Exchanges
Most equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.
     Securities Traded on the OTC Market
Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.
     Debt Securities and Convertible Securities
Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short term debt securities which are valued at amortized cost) and convertible securities may also be valued on the basis of information furnished by a pricing service. A number of pricing services are available and a Portfolio may use various pricing services or discontinue the use of any pricing service.
     Short Term Debt Instruments
Certain short term debt instruments held by a Portfolio will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, a Portfolio assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.
     Open-End Investment Companies
Shares of other open-end investments companies held by a Portfolio are valued based on the NAV of the underlying fund.
     Securities Denominated in Foreign Currencies
The value of securities denominated in foreign currencies are converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.
     Options and Futures Contracts
Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable. Futures contracts are valued at the most recent settlement price.
     Limited Partnerships and Pooled Investment Vehicles
The value of a Portfolio’s interest in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be determined by fair valuation. In general, the fair value of the Portfolio’s interest in a hedge fund will represent the amount that the Portfolio could reasonably expect to receive from a hedge fund or from a third party if the Portfolio’s interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the Portfolio reasonably believes to be reliable. In determining fair value for investments in hedge funds, the Portfolio ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of a hedge fund in which the Portfolio has invested, computed in compliance with the hedge fund’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, the Trust’s Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

     Non-Negotiable Security
A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.
For purposes of calculating the NAV of a Portfolio’s shares, investment transactions are accounted for on a “trade date plus one basis” (i.e. the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted the Policy Regarding Disclosure of Portfolio Holdings to protect the interests of the shareholders of JHF II and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of a Portfolio’s subadvisers, principal underwriter or affiliated persons of a portfolio or Portfolio’s Adviser or principal underwriter. JHF II’s general policy with respect to the release of Portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. JHF II applies its policy uniformly to all investors, including individual and institutional investors, intermediaries, affiliated persons of a Portfolio, and to all third party service providers and rating agencies.
Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of a Portfolio to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Morningstar and Lipper; Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over JHF II, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the Portfolio holdings release policy can only be approved by JHF II’s Chief Compliance Officer (“CCO”) or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.
At this time, the entities receiving information described in the preceding paragraph are: Vestek (holdings, monthly with 30 day lag); Evare (holdings, daily); Morningstar (holdings, monthly with 32 day lag); Lipper (holdings, monthly with 32 day lag); Fact Set (holdings, daily); PricewaterhouseCoopers (prices, annual audits); Confluence (holdings, daily); ISS (holdings, daily); Elkins McSherry (purchases and sales, quarterly); NASDAQ (NAVs, daily); S&P (holdings, monthly with 32 day lag); Charles River (holdings and securities details, daily); DST (NAVs, daily); and Broadridge (proxy votes, daily); CAPIS (purchase and sales, quarterly); Gainskeeper (purchase and sales, quarterly); Goldman Sachs (purchase and sales, daily); Electra (purchases and sales, daily); and Advent (purchases and sales, daily).
The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of JHF II. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.
The CCO shall report to the Board whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO then provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review.
When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of JHF II, the CCO shall refer the conflict to the Board. The Board shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of JHF II’s shareholders.
The receipt of compensation by a Portfolio, the Adviser, the subadviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.
INITIAL SALES CHARGE ON CLASS A SHARES
Class A, Class B and Class C shares of the Portfolios are offered at a price equal to their NAV plus a sales charge that, at the option of the purchaser, may be imposed either at the time of purchase (the “initial sales charge”) or on a contingent deferred basis (the “contingent deferred sales charge” or “CDSC”). The Portfolios do not issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive a portfolio’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in a Portfolio’s best interests.
The sales charges applicable to purchases of Class A shares of a Portfolio are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a Portfolio, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I2, Class T, Class ADV, or all Class R shares of the John Hancock funds owned by the investor (see “Combination Privilege” and “Accumulation Privilege” below).
In order to receive the reduced sales charge, the investor must notify his or her Financial Adviser and/or the financial adviser must notify the Fund’s transfer agent, Signature Services at the time of purchase of the Class A shares, about any other John Hancock Mutual Funds owned by the investor, the Investor’s spouse and their children under the age of 21 living in the same household (See “Combination and Accumulation Privilege” below). This includes Investments held in an Individual Retirement Account, including those held at a Broker or Financial Adviser other than the one handling your current purchase. Additionally, individual purchases by a Trustee(s) or other fiduciary(ies) may also be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.
John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify Signature Services and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to Your Accounts.
Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:
•	A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadvisers or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above;

•	A broker, dealer, financial planner, consultant, or registered investment advisor that has entered into a signed agreement with John Hancock funds providing specifically for the use of Portfolio shares in certain retirement platforms, fee-based investment products or services made available to their clients;

•	Individuals transferring assets held in a SIMPLE IRA, SEP, or SAR-SEP invested in the John Hancock Fund Complex directly to an IRA;

•	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SAR-SEP invested in the John Hancock Fund Complex directly to a ROTH IRA;

•	Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SAR-SEP or Simple IRA invested in John Hancock Funds back to the original account type from which it was converted.

•	Terminating participants rolling over (directly or within 60 days after distribution) assets held in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments; and

•	Participants rolling over (directly or within 60 days after distribution), from a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code or described in Section 457(b) of the Code (the assets of which, immediately prior to its termination, were held in certain John Hancock group annuity contracts but are now transferred from such contracts and held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

•	Individuals rolling over assets held in a John Hancock custodial 403(b) account into a John Hancock custodial IRA account
NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Code Sections 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.
•	A member of a class action lawsuit against insurance companies who is investing settlement proceeds;

•	Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information;

•	Retirement plans investing through the PruSolutions ™ program; or

•	Participants in certain qualified tuition programs under Section 529 of the Code (“529 Plans”) that have a signed agreement with the John Hancock Funds Complex. No CDSC will be due for redemptions on plan purchases made at NAV with no finder’s fee. However, if a plan had a finder’s fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

•	Participant directed retirement plans with at least 100 eligible employees at the inception of a Portfolio account that are currently invested in Class A shares of John Hancock funds. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if all shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

Amount Invested	CDSC Rate

First $1 to $4,999,999	1.00%
Next $1 to $5M above that	0.50%
Next $1 or more above that	0.25%
In Kind Re-Registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock fund account, without the assets ever leaving the John Hancock Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Code Sections 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.
Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
Reducing Your Class A Sales Charges
Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or group retirement plan, and (c) groups which qualify for the Group Investment Program (see below). Individual qualified and non-qualified investments can be combined to take advantage of this privilege, however, assets held within a group retirement plan may not be combined with any assets held by those same participants outside the plan.
Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class T, Class ADV, Class I2 and all Class R shares of all funds in the John Hancock Fund Complex already held by such persons. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his or her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor, his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm’s representative.
Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group that (1) has been in existence for more than six months; (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members; (3) utilizes salary deduction or similar group methods of payment; and (4) agrees to allow sales materials of the Portfolios in its mailings to its members at a reduced or no cost to the Distributor.
Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the “LOI”), which should be read carefully prior to its execution by an investor. Each Portfolio offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Individual investors who are using a Portfolio as a funding medium for their retirement plan account, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement accounts include traditional, Roth IRA and Coverdell ESA, SEP, SAR-SEP, SIMPLE IRA, 401(k), 403(b) (including TSAs), SIMPLE 401(k), Money Purchase Plan, Profit Sharing and section 457 plans. An individual’s non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his or her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the applicable sales charge will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by a Portfolio to sell, any additional Class A shares and may be terminated at any time.
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES
Investments in Class B and Class C shares are purchased at NAV per share without the imposition of an initial sales charge so that the Portfolios will receive the full amount of the purchase payment.
CDSC. Class B and Class C shares, which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.
Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Portfolio account. You must notify Signature Services of the number of eligible employees at the time your account is established.
The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.
When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.
Example:
You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment’s NAV per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per shares (50 x 12)	$600.00
- *Minus Appreciation ($12 - $10) x 100 shares	(200.00)
- Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)	(120.00)
- Amount subject to CDSC	$280.00

*	The appreciation is based on all 100 shares in the account NOT just the shares being redeemed.
Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Portfolios in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Portfolios to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.
Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:
For all account types:
•	Redemptions made pursuant to a Portfolio’s right to liquidate your account if you own shares worth less than the stated account minimum in the section “Opening an account” in the prospectus.

•	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

•	Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

•	Redemptions made under the Reinstatement Privilege, as described in “Sales Charge Reductions and Waivers” of the Prospectus.

•	Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

•	Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

•	Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

•	Redemptions of Class A shares by retirement plans that invested through the PruSolutions (SM) program.
For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code) unless otherwise noted.
•	Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

•	Returns of excess contributions made to these plans.

•	Rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock Funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts.

•	Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.
Please see the following chart for some examples.

401 (a) Plan
(401 (k), MPP,
PSP) 457 &
Type of	408 (SEPs &			IRA, IRA
Distribution	Simple IRAs)	403 (b)	457	Rollover	Non-retirement
Death or Disability	Waived	Waived	Waived	Waived	Waived

Over 70 1/2	Waived	Waived	Waived	Waived for required minimum distributions* or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Between 59 1/2 and 70 1/2	Waived	Waived	Waived	Waived for Life Expectancy or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Under 59 1/2 (Class B and Class C only)	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Loans	Waived	Waived	N/A	N/A	N/A

Termination of Plan	Not Waived	Waived	Not Waived	Not Waived	N/A

Hardships	Waived	Waived	Waived	N/A	N/A

Qualified Domestic Relations Orders	Waived	Waived	Waived	N/A	N/A

Termination of Employment Before Normal Retirement	Waived	Waived	Waived	N/A	N/A

Age	Waived	Waived	Waived	N/A	N/A

Return of Excess	Waived	Waived	Waived	Waived	N/A

*	Required minimum distributions based on John Hancock Mutual Fund IRA assets only.
If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.
ELIGIBLE INVESTORS FOR CLASS R1, R3, R4, R5, 5, AND 1
Class R1, R3, R4 and R5 shares are available only to retirement plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs where the shares are held on the books of the Portfolios through investment only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC).
Class 5 shares are available only to the John Hancock Freedom 529 Plan, a qualified tuition program under Section 529 of the Code (a 529 Plan), distributed by John Hancock Distributors, LLC (the distributor) through other broker-dealers that have a selling agreement with the distributor. Class 5 shares are only available through 529 Plans. Class 1 shares are sold only to certain exempt separate accounts of JHLIC (U.S.A.) and JHLIC of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

SPECIAL REDEMPTIONS
Although it would not normally do so, each Portfolio has the right to pay the redemption price of its shares in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any securities received in a redemption of Portfolio shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the Portfolio’s NAV.
JHF II has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of assets of a Portfolio and other funds managed by the Adviser or its affiliates (“Affiliated Funds”) in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as each Portfolio, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of portfolio securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by Portfolio and Affiliated Fund shareholders subject to specified conditions, including that:
•	the distribution is effected through a pro rata distribution of securities of the distributing Portfolio or Affiliated Fund;

•	the distributed securities are valued in the same manner as they are in computing the Portfolio’s or Affiliated Fund’s NAV; neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

•	the Board, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the Portfolio and the Affiliated Fund.
ADDITIONAL SERVICES AND PROGRAMS
Exchange Privilege. JHF II permits exchanges of shares of any class for shares of the same class in any other Portfolio or fund within John Hancock Fund Complex offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.
Investors may exchange Class R1, R3, R4 and R5 shares for the same class of other John Hancock funds or Money Market Fund Class A shares. If an investor exchanges Class R1, R3, R4 and R5 shares for Class A shares of the Money Market Fund, any future exchanges out of Money Market Fund Class A shares must be back to the original class of shares.
Exchanges between Portfolios or other funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from the Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.
If a retirement plan exchanges the plan’s Class A account in its entirety from a Portfolio to a non-John Hancock investment, the one-year CDSC applies.
Each Portfolio reserves the right to require that previously exchanged shares (and reinvested dividends) be in a portfolio for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one portfolio or fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”
Systematic Withdrawal Plan. JHF II permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares. Since the redemption price of shares may be more or less than the shareholder’s cost, depending upon the market value of the securities owned by the portfolio or fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the portfolio or fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. Each Portfolio reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.
Prior to establishing a systematic withdrawal plan, a shareholder should carefully consider that each Retirement Distribution Portfolio intends to make quarterly distribution payments as described under “Distribution and Account Policies” above.
Monthly Automatic Accumulation Program (“MAAP”). The program is explained in the Prospectus for Class A, Class B and Class C shares. The program, as it relates to automatic investment checks, is subject to the following conditions:
•	The investments will be drawn on or about the day of the month indicated.

•	The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

•	The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.
Reinstatement Or Reinvestment Privilege. If Signature Services and financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of a Portfolio may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same Portfolio and account from which it was removed, subject to the minimum investment limit in that Portfolio. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the Portfolio. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class, Portfolio and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.
Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same portfolio may be invested in another account for the same shareholder in the same share class of the same portfolio (or different portfolio or fund if original portfolio or fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.
A Portfolio may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.
A redemption or exchange of portfolio or fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Portfolio shares will be treated for tax purposes as described under the caption “Additional Information Concerning Taxes.”

Retirement plans participating in Merrill Lynch’s or The Princeton Retirement Group, Inc.’s servicing programs:
•	Class A shares are available at NAV for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

•	For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at NAV).
Section 403(b)(7) Accounts:
Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter in an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.
Due to these Regulations:
1)	The Portfolios do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan; and

2)	The Portfolios do not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account); and

3)	The Portfolios require certain signed disclosure documentation in the event:
•	You established a John Hancock custodial 403(b)(7) account with a portfolio or fund prior to September 24, 2007; and

•	You direct a Portfolio to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b) contract or account (i.e., where the exchanged account is with the Portfolio).
4)	The Portfolios do not accept salary deferrals into 403(b)(7) accounts.
In the event that a Portfolio does not receive the required documentation, and you nonetheless direct the Portfolio to proceed with the transfer, the transfer may be treated as a taxable transaction.
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES
Shares of the Portfolios may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. A Portfolio will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Portfolio for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a Portfolio for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the Underlying Fund shares. This fee is paid by the Adviser, the Portfolio and/or the Distributor.

DESCRIPTION OF PORTFOLIO SHARES
The Trustees are responsible for the management and supervision of JHF II. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Portfolio or other series of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of 99 series. Additional series may be added in the future. The Trustees have also authorized the issuance of eleven (11) classes of shares of each Portfolio, designated as Class A, Class B, Class C, Class NAV, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5. Not all Portfolios will issue all classes of shares. Additional classes of shares may be authorized in the future.
The shares of each class of a Portfolio represent an equal proportionate interest in the aggregate net assets attributable to that class of the Portfolio. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a Portfolio may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.
Dividends paid by a Portfolio, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class, and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service (the “IRS”) imposes with respect to the multiple- class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.
In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Portfolio available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.
Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of a Portfolio. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of each Portfolio. The Declaration of Trust also provides for indemnification out of a Portfolio’s assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no Portfolio shall be liable for the liabilities of any other Portfolio or series of the Trust. Furthermore, no Portfolio included in a Prospectus shall be liable for the liabilities of any other Portfolio or fund within the John Hancock Fund Complex. Liability is therefore limited to circumstances in which a Portfolio itself would be unable to meet its obligations, and the possibility of this occurrence is remote.
Each Portfolio reserves the right to reject any purchase order application that conflicts with the Portfolio’s internal policies or the policies of any regulatory authority. JHF II does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the Portfolio from which a redemption was made or dividend paid. Information provided on the account application may be used by the Portfolios to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.
Shares of a Portfolio generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.
SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE
Class A shares of the Portfolios are sold with a maximum initial sales charge of 5.00%. Classes B and C shares are sold at NAV without any initial sales charges and with a 5.00% and 1.00% CDSC, respectively, on shares redeemed within 12 months of purchase. Classes R1, R3, R4, R5, 1, and 5 shares of each relevant Portfolio are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of each class of each Portfolio, using the Portfolio’s relevant NAV as of December 31, 2009.

		Maximum
	NAV and	sales charge	Maximum
	redemption Price	(5.00% of	offering price
Portfolio	Per Class A Share	offering price)	to public
Lifestyle Aggressive Portfolio	$10.82	$0.57	$11.39
Lifestyle Balanced Portfolio	$11.85	$0.62	$12.47
Lifestyle Conservative Portfolio	$12.15	$0.64	$12.79
Lifestyle Growth Portfolio	$11.50	$0.61	$12.11
Lifestyle Moderate Portfolio	$11.77	$0.62	$12.39
Retirement Distribution Portfolio	$11.16	$0.59	$11.75
Retirement Rising Distribution Portfolio	$11.34	$0.60	$11.94

Portfolio	Class B	Class C	Class R1	Class R3	Class R4	Class R5
Lifestyle Aggressive Portfolio	$10.86	$10.86	$10.87	$10.82	$10.81	$10.80
Lifestyle Balanced Portfolio	$11.85	$11.86	$11.82	$11.83	$11.84	$11.85
Lifestyle Conservative Portfolio	$12.15	$12.14	$12.15	$12.14	$12.13	$12.15
Lifestyle Growth Portfolio	$11.54	$11.53	$11.57	$11.50	$11.50	$11.50
Lifestyle Moderate Portfolio	$11.76	$11.77	$11.76	$11.76	$11.74	$11.75

	Shares offering price per share:
Portfolio	Class 1	Class 5
Lifestyle Aggressive Portfolio	$10.77	n/a
Lifestyle Balanced Portfolio	$11.80	$11.80
Lifestyle Conservative Portfolio	$12.13	n/a
Lifestyle Growth Portfolio	$11.45	$11.44
Lifestyle Moderate Portfolio	$11.74	11.73
ADDITIONAL INFORMATION CONCERNING TAXES
The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a Portfolio and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.
JHF II believes that each Portfolio will qualify as a regulated investment company under Subchapter M of the Code. If any Portfolio of JHF II does not qualify as a regulated investment company, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, no Portfolio will be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net exempt interest for such taxable year.
A Portfolio will be subject to a non-deductible 4% excise tax to the extent that the Portfolio does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a Portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each Portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.
To qualify as a regulated investment company for income tax purposes, a Portfolio must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership.
A “qualified publicly traded partnership” is a publicly traded partnership other than a publicly traded partnership that would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies (“RIC-type income”). Qualified publicly traded partnerships therefore are publicly traded partnerships that derive more than 10% of their gross income from types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than RIC-type income. All of the income received by a Portfolio from its investment in a qualified publicly traded partnership will be income satisfying the 90% qualifying income test. A Portfolio investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to the Portfolio by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the RIC income distribution requirements and would be taken into account for purposes of the 4% excise tax.
The IRS has issued a revenue ruling that would cause certain income from certain commodities-linked derivatives in which certain Portfolios invest to not be considered qualifying income for purposes of the 90% test. This ruling limits the extent to which a Portfolio may receive income from such commodity-linked derivatives to a maximum of 10% of its annual gross income. It is currently unclear which types of commodity-linked derivatives are affected by the revenue ruling, although it appears that certain commodity-linked notes are not affected.
To qualify as a regulated investment company, a Portfolio must also satisfy certain requirements with respect to the diversification of its assets. A Portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Portfolio’s assets may be invested in securities (other than United States government securities or the securities of other regulated investment companies) of, (i) any one issuer, (ii) two or more issuers that the Portfolio controls and that are engaged in the same or similar trades or businesses or related trades or businesses; or (iii) one or more qualified publicly traded partnerships.
If a Portfolio failed to qualify as a regulated investment company, the Portfolio would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Portfolio to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Portfolio. Compliance with the regulated investment company 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Adviser and the subadvisers and it is intended that the Portfolios will comply with the requirements for qualification as regulated investment companies.
A Portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the Portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the Portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Portfolio and therefore, would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Portfolio, such Portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.
Certain of the Portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Investment Policies — Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a Portfolio and defer recognition of certain of the Portfolio’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.
Portfolios investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing portfolio, even if not distributed to the Portfolio. Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize during a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.
For United States federal income tax purposes, distributions paid out of a Portfolio’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Under the “Jobs and Growth Tax Relief Reconciliation Act of 2003” (the “Tax Act”), certain income distributions paid by a Portfolio (whether paid in cash or reinvested in additional Portfolio shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Portfolio itself. For this purpose, “qualified dividend income” means dividends received by the Portfolio from United States corporations and “qualified foreign corporations,” provided that the

Portfolio satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, a Portfolio’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Portfolio’s dividend distributions will qualify for favorable treatment under the Tax Act.
Shareholders receiving any distribution from a Portfolio in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.
Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Portfolio shares. A distribution of an amount in excess of a Portfolio’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that a Portfolio owned for one year or less will be taxable as ordinary income.
A Portfolio may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (0% for individuals in the 10% or 15% tax brackets) but only for taxable years beginning on or before December 31, 2010. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.
Any loss realized upon the sale or exchange of Portfolio shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Portfolio shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Portfolio (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.
Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of a Portfolio (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.
Dividends and distributions on a Portfolio’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Portfolio’s NAV also reflects unrealized losses. Certain distributions declared in October, November or December to Shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of a Portfolio may be “spilled back” and treated as paid by the Portfolio (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.
Each Portfolio will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.
The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
Additional Tax Considerations. If a Portfolio failed to qualify as a regulated investment company, the Portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the Portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Portfolio; to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.
If a shareholder realizes a loss on disposition of a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.
PORTFOLIO BROKERAGE
Pursuant to the Subadvisory Agreements, the subadviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Portfolios. The subadviser has no formula for the distribution of a Portfolio’s brokerage business; rather it places orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Portfolio. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisers will give consideration to a number of factors, including:
•	price, dealer spread or commission, if any;

•	the reliability, integrity and financial condition of the broker-dealer;

•	size of the transaction;

•	difficulty of execution;

•	brokerage and research services provided; and

•	confidentiality and anonymity.
Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser’s overall responsibilities with respect to the Portfolio and any other accounts managed by the subadviser, could result in the applicable Portfolio paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.
Soft Dollar Considerations. In selecting brokers and dealers, the subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadviser. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser’s overall responsibilities with respect to the Portfolio and any other accounts managed by the subadviser. In addition to statistical, quotation, brokerage or valuation services, a subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Portfolio brokerage. The portion not attributable to research will be paid by the subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which a subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.
Subadvisers may also receive research or research credits from brokers, which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadviser in advising several of its clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios. The management fee paid by a Portfolio is not reduced because a subadviser and its affiliates receive such services.
As noted above, a subadviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other subadviser clients, and the subadviser without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended, because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:
•	the value of securities;

•	the advisability of purchasing or selling securities;

•	the availability of securities or purchasers or sellers of securities; and

•	analyses and reports concerning: (a) issuers; (b) industries; (c) securities; (d) economic, political and legal factors and trends; and (e) Portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.
To the extent research services are used by the subadviser, such services would tend to reduce such party’s expenses. However, the subadviser does not believe that an exact dollar value can be assigned to these services. Research services received by the subadviser from brokers or dealers executing transactions for series of JHF II, which may not be used in connection with a Portfolio, will also be available for the benefit of other funds managed by the subadviser.
Allocation of Trades by the Subadviser. The subadviser manages a number of accounts other than the Portfolios. Although investment determinations for the Portfolios will be made by the subadviser independently from the investment determinations it makes for any other account, investments deemed appropriate for the Portfolios by the subadviser may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Portfolios and other accounts. In such circumstances, the subadviser may determine that orders for the purchase or sale of the same security for the Portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadviser to be equitable and in the best interests of the Portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, each Portfolio believes that its participation in such transactions on balance will produce better overall results for the Portfolio.
Affiliated Underwriting Transactions by the Subadviser. JHF II has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of the subadvisers participate. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios could purchase.
Brokerage Commissions Paid. For the last three fiscal years, the Portfolios paid brokerage commissions in connection with portfolio transactions. The total brokerage commissions paid by the Portfolios for the fiscal years ended December 31, 2009, December 31, 2008, and December 31, 2007, and are set forth in the table below:

	Total Commissions Paid	Total Commissions Paid	Total Commissions Paid
	for Fiscal Year Ended	for Fiscal Year Ended	for Fiscal Year Ended
Portfolio	December 31, 2009	December 31, 2008	December 31, 2007
Lifestyle Aggressive Growth	$0	$0	$0
Lifestyle Balanced	$0	$0	$0
Lifestyle Growth	$0	$0	$0
Lifestyle Moderate	$0	$0	$0
Lifestyle Conservative	$0	$0	$0
Retirement Distribution	$896	$904	N/A
Retirement Rising Distribution	$1,180	$1264	N/A
Brokerage Commissions Paid to Affiliated Brokers. For the years ended December 31, 2007, December 31, 2008 and December 31, 2009 no commissions were paid by any of the Portfolios to brokers affiliated with the subadviser.
TRANSFER AGENT SERVICES
John Hancock Signature Services, Inc., (“Signature Services” or “the Transfer Agent”) P. O. Box 55913, Boston, Massachusetts 02205-5913, a wholly-owned indirect subsidiary of MFC, is the transfer and dividend paying agent for the Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5 and Class 5 shares of the funds. Each fund pays Signature Services monthly a fee which is based on an annual rate of $16.50 for each shareholder account, except for the Retirement Distribution and Retirement Rising Distribution Funds which pays Signature Services based on an annual rate of $17.50 for each shareholder account. The funds also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A(except Retirement Rising Distribution and Retirement Distribution Funds), B, C, R1, R3, R4 and R5 shares. The Retirement Distribution and Retirement Rising Distribution Funds pay Signature Services a monthly fee which is based on an annual rate of 0.015% of average daily net assets. For Class A, B, C, R1, R3, R4 and R5 shares, the fund also pays certain out-of-pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative NAVs. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the funds. For such shareholders, Signature Services does not charge its account fee.
LEGAL AND REGULATORY MATTERS
On June 25, 2007, the Adviser and three of its affiliates including the Distributor (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and one of the John Hancock Affiliates agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. The Distributor and another John Hancock Affiliate agreed to pay disgorgement in the amount of $2,087,477 and prejudgment interest of $359,460 to certain entities advised by the associated John Hancock Affiliates. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the JHF II as of fiscal year ended December 31, 2009, including the related financial highlights that appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP independent registered public accounting firm, as indicated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, Massachusetts 02110.
REPORTS TO SHAREHOLDERS
The financial statements for the Portfolios’ fiscal year ended December 31, 2009 are incorporated herein by reference from each Portfolio’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.
CUSTODY OF PORTFOLIO SECURITIES
State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the Portfolios and the Portfolios’ assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.
CODES OF ETHICS
JHF II, the Adviser, the Distributor and the subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities including securities that may be purchased or held by a Portfolio.

APPENDIX A
DESCRIPTION OF BOND RATINGS
The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.
MOODY’S
Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.
B: Obligations rated B are considered speculative elements and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
S&P
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C: The ‘C’ rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
FITCH
Investment Grade
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB
Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade
BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B
Highly speculative.
•	For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).
CCC
•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).
CC
•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).
C
•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).
RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .
D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.
Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS
Moody’s
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
Commercial Paper
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1
This designation indicates that the degrees of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Dual Ratings
S&P assigns ‘dual’ rating to all debt issues that have a put option or demand feature as part of their structure.
The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1+’). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).
Other Considerations — The ratings of S&P, Moody’s, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS
Moody’s
Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG
This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.
S&P
Short-Term Issue
An S&P U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

APPENDIX B
FUND MANAGER INFORMATION
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (“MFC GLOBAL”)
Lifestyle Portfolios
Retirement Distribution Portfolio
Retirement Rising Distribution Portfolio
The following chart reflects the fund managers’ investments in the Portfolios that they manage. The chart also reflects information regarding accounts other than the Portfolios for which each fund manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
The following table reflects information as of March 31, 2010.

	Registered
	Investment Company		Pooled Investment
Trust Manager	Accounts		Vehicle Accounts	Assets	Other	Assets
(Worldwide)	(Worldwide)	Assets Managed	(Worldwide)	Managed	Accounts	Managed
Bruce Speca	36	$70.4 billion	0	$0	0	$0
Bob Boyda	36	$70.4 billion	0	$0	0	$0
Steve Medina	36	$70.4 billion	0	$0	0	$0
None of thee accounts pay a performance based advisory fee.
Share Ownership by Portfolio Managers. As of March 31, 2010, Messrs. Boyda and Medina owned between $50,001 and $100,000 of Lifestyle Balanced Portfolio, and Mr. Boyda owned between $50,001 and $100,000 of Lifestyle Growth Portfolio. Messrs. Boyda, Speca and Medina did not own shares of any of the other Portfolios.
POTENTIAL CONFLICTS OF INTEREST
While funds managed by each of the portfolio managers may have many similarities, MFC Global has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading.
DESCRIPTION OF COMPENSATION STRUCTURE
MFC Global portfolio managers receive a competitive compensation package that consists of base salary, performance based bonus and a Manulife share ownership plan. The magnitude of the performance based bonus and participation in equity ownership reflects to the seniority and role of each portfolio manager. MFC Global to ensure retention through competitive compensation that rewards both individual and team performance. The overall compensation package is targeted at the top of the second quartile against our competitors as deemed through industry surveys. By maximizing the performance bonus at the top of the second quartile, this structure ensures that the portfolio managers do not incur undue risk in the funds they manage. Messrs. Speca, Boyda and Medina do not receive compensation from MFC Global (U.S.A.). The portfolio managers are also officers of the Funds’ investment adviser and are compensated with fixed salaries, performance based bonuses and participation in equity ownership by the investment adviser based upon their seniority and roles within the investment adviser’s organization.

APPENDIX C
JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
POLICY:
General
The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.
Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.
Delegation of Proxy Voting Responsibilities
It is the policy of the Trust to delegate the responsibility for voting proxies relating to fund securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated fund management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to fund securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.
The delegation by the Board of the authority to vote proxies relating to fund securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund
With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds (the “Adviser”) or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the Adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds
a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.
b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the Adviser or one of its affiliates has a material economic interest.
Material Conflicts of Interest
If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.
If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.
Securities Lending Program
Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)
The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)
Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Filing of Proxy Voting Record on Form N-PX
The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
PROCEDURES:
Review of Subadvisers’ Proxy Voting
The Trust has delegated proxy voting authority with respect to fund fund securities in accordance with the Trust Policy, as set forth above.
Consistent with this delegation, each subadviser is responsible for the following:
1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes fund securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.
Adviser Responsibilities
Proxy Voting Procedures
Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the adviser votes shares of an Underlying Fund consistent with these proxy voting policies and procedures and in the best interest of shareholders of the Trust.
Providing the Board of the Trust with a copy and description of the Adviser Policy, accompanied by a certification that represents that the Adviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the Board with notice of any amendment or revision to that Adviser Policy or with a description thereof. The Adviser is required to report all material changes to the Adviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to Adviser Policy during the period covered by the report.

Providing the Board with a quarterly certification indicating that the Adviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Adviser Policy and these proxy voting policies and procedures. If the Adviser voted any proxies in a manner inconsistent with the Subadviser Policy, the Adviser will provide the adviser with a report detailing the exceptions.
Proxy Voting Service
The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC. The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.
Proxy Voting Service Responsibilities
Aggregation of Votes:
The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.
Reporting:
The proxy voting service’s proxy disclosure system will provide the following reporting features:
1) multiple report export options;
2) report customization by fund-account, fund manager, security, etc.; and
3) account details available for vote auditing.
Form N-PX Preparation and Filing:
The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.
Schedule A
PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Trust	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008
John Hancock Funds III	September 11, 2007
John Hancock Bond Trust	September 11, 2007
John Hancock California Tax-Free Income Fund	September 11, 2007
John Hancock Capital Series	September 11, 2007
John Hancock Current Interest	September 11, 2007
John Hancock Equity Trust	September 11, 2007

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Investment Trust	September 11, 2007
John Hancock Investment Trust II	September 11, 2007
John Hancock Investment Trust III	September 11, 2007
John Hancock Institutional Series Trust	September 11, 2007
John Hancock Municipal Securities Trust	September 11, 2007
John Hancock Series Trust	September 11, 2007
John Hancock Sovereign Bond Fund	September 11, 2007
John Hancock Strategic Series	September 11, 2007
John Hancock Tax-Exempt Series	September 11, 2007
John Hancock World Fund	September 11, 2007
John Hancock Preferred Income Fund	September 11, 2007
John Hancock Preferred Income Fund II	September 11, 2007
John Hancock Preferred Income Fund III	September 11, 2007
John Hancock Patriot Select Dividend Fund	September 11, 2007
John Hancock Patriot Premium Dividend Fund II	September 11, 2007
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007
John Hancock Income Securities Trust	September 11, 2007
John Hancock Investors Trust	September 11, 2007
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007
John Hancock Financial Trends	September 11, 2007
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
PROXY VOTING POLICY
ISSUED: AUGUST 2003
MFC Global Investment Management (U.S.A.) Limited (“MFC-GIM (USA)”) manages money on behalf of, or provides investment advice to, clients.
Arising out of these relationships, MFC-GIM(USA) has a fiduciary duty to exercise care, diligence and skill in the administration and management of client funds that any person, familiar with the matters would exercise under similar circumstances in managing the property of another person.
In addition to its fiduciary duty, MFC-GIM (USA) must also comply with the proxy requirements of Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended from time to time (“Advisers Act”), and any other law which governs the exercise of voting rights by an investment adviser.
A proxy is a shareholder’s right to vote that has been delegated to professionals who manage their investments. (Note: clients have the unqualified right to rescind the permission given to an advisor to vote proxies on their behalf.) The right to vote is an asset, as a company’s shareholders have the power to influence the management of a corporation and it is our fiduciary obligation to ensure that these rights are voted, if clients request us to do so in writing, such that they optimize the long-term value of the investment funds.
Fiduciary Duty Guideline Requirements
When voting proxies, fiduciaries have an obligation to do so in an informed and responsible manner. There is a duty of loyalty. Records of voting should be maintained by retaining copies of, or access to, proxies and any supporting documentation for non-routine issues. As an investment advisory company, the obligation of fiduciaries is to vote proxies in the best interest of the clients or beneficiaries.
Our Policy
A proxy vote should be cast on behalf of each client holding the security in question. The decision on how to vote is made by the responsible Portfolio Manager, or another person or persons to whom such responsibility has been delegated by the Portfolio Manager, on behalf of the client. Such a person may include a proxy committee or a proxy voting service. See “Proxy Committees” and “Proxy Services” below.

When voting proxies, the following standards apply:
•	The Portfolio Manager will vote based on what they believe to be in the best interest of the client and in accordance with the client’s investment guidelines.

•	Each voting decision should be made independently. The Portfolio Manager may enlist the services of reputable professionals and/or proxy evaluation services, such as Institutional Shareholder Services (“ISS”) (see “Proxy Service” below), whether inside or outside the organization, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to cast a vote will always rest with the Portfolio Manager, or any Proxy Committee which may be formed to deal with voting matters from time to time. See “Proxy Committees” below.

•	Investment guidelines/contracts should outline how voting matters will be treated, and clients should be notified of voting procedures from time to time in accordance with any applicable legislative requirements.

•	The quality of a company’s management is a key consideration factor in the Portfolio Manager’s investment decision, and a good management team is presumed to act in the best interests of the company. Therefore, in general, MFC-GIM(USA) will vote as recommended by a company’s management, except in situations where the Portfolio Manager believes this is not in the best interests of clients.

•	As a general principle, voting should be consistent among funds having the same mandates, subject to the client’s preferences and the Conflict Procedures set out below.
MFC-GIM (USA) will reasonably consider specific voting instruction requests made to it by clients.
Proxy Services
Each Portfolio Manager is responsible for the voting of securities in funds managed by them. In order to assist in voting securities, MFC-GIM (USA) may from time to time delegate certain proxy advisory and voting responsibilities to a third party proxy service provider.
MFC-GIM (USA) has currently delegated certain duties to ISS. ISS specializes in the proxy voting and corporate governance area and provides a variety of proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance. While each Portfolio Manager may rely on ISS’s research and recommendations in casting votes, each Portfolio Manager may deviate from any recommendation provided from ISS on general policy issues or specific proxy proposals in accordance with any MFC-GIM (USA) proxy policies and procedures which may be in effect from time to time. See “Proxy Committees” below.
MFC-GIM (USA) may retain other proxy voting services in place of, or in addition to, ISS from time to time without further notice to clients.
Proxy Committees
From time to time proxy voting issues arise generally or with respect to a specific vote.
In such cases, one or more persons may be appointed as a Proxy Committee to review certain issues.
One or more of such committees may be created on a permanent or temporary basis from time to time. The terms of reference and the procedures under which a committee will operate from time to time must be reviewed by the Legal and Compliance Department. Records of the committee’s deliberations and recommendations shall be kept in accordance with this Policy and applicable law, if any. See “Documentation and Client Notification Requirements” below.
Conflicts Procedures

MFC-GIM (USA) is required to monitor and resolve possible material conflicts (“Conflicts”) between the interests of MFC-GIM (USA) and the interests of clients who have instructed MFC-GIM (USA) to vote securities held in their funds. MFC-GIM (USA) is affiliated with both Manulife Financial Corporation (“MFC”) and The Manufacturers Life Insurance Company (“MLI”). Conflicts may arise, for example, if a proxy vote is required on matters involving those companies, or other issuers in which either of them has a substantial equity interest.
Anyone within MFC-GIM (USA) who becomes aware of a potential conflict shall notify the Legal and Compliance department as well as the appropriate desk head. If it is determined by the Legal and Compliance Department that a potential conflict does exist, a Proxy Committee shall be appointed to consider the issue.
In addition to the procedures set out above concerning Proxy Committees, any Proxy Committee which considers a Conflict must appoint a member of the Legal and Compliance team as a voting member of the Committee. Persons who are officers of the issuer involved in the matter may participate in the Committee’s deliberations, but shall not be entitled to vote as a member of the Committee.
The Proxy Committee shall then consider the issue involved and shall be free to make any decision it concludes is reasonable The Proxy Committee need not determine to vote each client fund the same way on a given matter, depending on the interests of the particular client involved.
Documentation and Client Notification Requirements
The Portfolio Manager should retain, or arrange to be retained in an accessible format from a proxy service or other source, voting records for securities held in each fund. These should include all records required by applicable law from time to time, such as
(i)	proxy voting procedures and policies, and all amendments thereto;

(ii)	all proxy statements received regarding client securities;

(iii)	a record of all votes cast on behalf of clients;

(iv)	records of all client requests for proxy voting information;

(v)	any documents prepared by the Portfolio Manager or a Proxy Committee that were material to a voting decision or that memorialized the basis for the decision;

(vi)	all records relating to communications with clients regarding conflicts of interest in voting; and

(vii)	any other material required by law to be kept from time to time.
MFC-GIM (USA) shall describe to clients, or provide a copy of, it’s proxy voting policies and procedures and shall also advise clients how they may obtain information on securities voted in their fund.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
&
JOHN HANCOCK ADVISERS, LLC
PROXY VOTING POLICIES AND PROCEDURES
General
John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more subadvisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).
Fiduciary Duty
The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.
Voting of Proxies
The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.
When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:
•	The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•	Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•	The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•	As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

•	The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.

Material Conflicts of Interest
In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.
If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.
Voting Proxies of Underlying Funds of a Fund of Funds
The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.
Proxy Voting Committee(s)
The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.
Records Retention
The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:
i.	these Procedures and all amendments hereto;

ii.	all proxy statements received regarding Fund portfolio securities;

iii.	records of all votes cast on behalf of a Fund;

iv.	records of all Fund requests for proxy voting information;

v.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

vi.	all records relating to communications with the Funds regarding Conflicts; and

vii.	all minutes of meetings of Proxy Voting Committees.

Reporting to Fund Boards
The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.
The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.
If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Board with a report detailing such exceptions.
In the case of proxies voted by a subadviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.
Adopted: December 2007